SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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EPIC BANCORP
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Epic Bancorp
851 Irwin Street
San Rafael, CA  94901
(415) 526-6400

May 5, 2005

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders of Epic Bancorp to be held at 5:30 p.m. on Monday, June 20, 2005 at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California.

At this year’s meeting you will be asked to vote for five persons, Allan G. Bortel, Kit M. Cole, Carolyn B. Horan, Richard E. Smith and William Jeffery Tappan, to be elected to Epic Bancorp’s Board of Directors.  The Board of Directors recommends that you vote “for” each of the Nominees.

You will also be asked to approve amendments to the Employee Incentive Stock Option and Stock Appreciation Right Plan and the 2003 Non-Employee Directors’ Stock Option Plan.  We believe that amending these plans is necessary for the Company to continue to retain and attract the quality of employees and directors we have. The Board of Directors recommends that you vote “for” each of these proposals.

You will also be asked to vote to ratify the selection of Vavrinek, Trine, Day & Co., LLP to serve as the independent public accountant to Epic Bancorp for the 2005 fiscal year. The Board of Directors recommends that you vote “for” this proposal.

You may also be asked to vote on any other matters as may properly come before the meeting.

In addition to the formal business, we will report to you on Epic Bancorp’s and Tamalpais Bank’s 2004 results and our goals as we look forward to 2005 and beyond.

We hope you will be able to attend.  However, your shares cannot be voted unless you sign, date and return the enclosed proxy card or attend the annual meeting in person.

Cordially,

Kit M. Cole	Mark Garwood
Chairman/CEO Epic Bancorp	President/CEO
Chairman, Tamalpais Bank	Tamalpais Bank

EPIC BANCORP
851 IRWIN STREET
SAN RAFAEL, CALIFORNIA  94901
(415)  526-6400

Notice of Annual Meeting of Shareholders
June 20, 2005,  5:30 P.M.

NOTICE TO SHAREHOLDERS:

          The Annual Meeting of Shareholders of Epic Bancorp, a California corporation, will be held at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California, on Monday, June 20, 2005 at 5:30 p.m. for the following purposes:

1.	To elect five directors;
2.	To amend the Employee Incentive Stock Option and Stock Appreciation Right Plan;
3.	To amend the 2003 Non-Employee Directors’ Stock Option Plan; and
4.	To ratify the appointment of Vavrinek, Trine, Day & Company LLP as independent public accountants of Epic Bancorp for the 2005 fiscal year;

          To transact such other business as may properly come before the meeting.

          The names of the Board of Directors’ nominees to be Directors of Epic Bancorp are set forth in the accompanying Proxy Statement and are incorporated by reference herein.

          Section 3.3 of the bylaws of Epic Bancorp provide for the nomination of directors in the following manner:

          “Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the Chairman of the Board of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days’ notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.  Such notification shall contain the following information to the extent known to the notifying shareholder:  (a) the name and address of each proposed nominee; (b) curriculum vitae; (c) the principal occupation of each proposed nominee; (d) the number of shares of capital stock of the corporation owned by each proposed nominee; (e) the name and residence address of the notifying shareholder; and (f) the number of shares of capital stock of the corporation owned by the notifying shareholder.  Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman’s instructions, the inspectors of election can disregard all votes cast for each such nominee.  A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.”

          Only shareholders of record at the close of business on April 22, 2005 are entitled to notice of and to vote at this meeting and any adjournments thereof.

          IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING AND YOU WISH TO CHANGE YOUR VOTE, YOU MAY WITHDRAW YOUR PROXY PRIOR TO THE TIME IT IS VOTED AND VOTE IN PERSON OR BY FILING A LATER DATED PROXY

          WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASESIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-PAID ENVELOPE.

San Rafael, California	By Order of the Board of Directors,

May 5, 2005	/s/ William Jeffery Tappan

William Jeffery Tappan, Secretary

Mailed to shareholders
on or about May 5, 2005

EPIC BANCORP
851 IRWIN STREET
SAN RAFAEL, CALIFORNIA  94901
(415)  526-6400

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

          The enclosed Proxy is solicited by, and on behalf of, the Board of Directors of Epic Bancorp, a California corporation, for use at the Annual Meeting of Shareholders to be held at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California, on Monday, June 20, 2005 at 5:30 p.m. (the “Meeting”).  Only shareholders of record on April 22, 2005  (the “Record Date”) will be entitled to vote at the Meeting.  At the close of business on the Record Date, Epic Bancorp had outstanding 3,673,345 shares of its no par value common stock (the “Common Stock”).

          Holders of Common Stock are entitled to one vote for each share held except that for the election of directors a shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by the shareholder multiplied by the number of directors to be elected and such shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses.  However, no shareholder is entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless the candidate’s or candidates’ names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate votes.  If any shareholder has given the required notice, all shareholders may cumulate their votes for candidates in nomination.  An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so, to announce his or her intention to cumulate his or her votes.  The proxy holders are given, under the terms of the Proxy, discretionary authority to cumulate votes represented by shares for which they are named in the Proxy.

          Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend it prior to its exercise.  It is revocable prior to the Meeting by an instrument revoking it or by a duly executed Proxy bearing a later date, delivered to the Secretary of Epic Bancorp. A Proxy is also revoked if the shareholder is present at the Meeting and elects to vote in person.  Unless otherwise instructed by the shareholder, each valid, returned Proxy which is not revoked will be voted “FOR” the nominees of the Board of Directors in the election of directors, “FOR” the amendment to the Employee Incentive Stock Option and Stock Appreciation Right Plan, “FOR” the amendment to the 2003 Non-Employee Directors’ Stock Option Plan, “FOR” the ratification of the appointment of Vavrinek, Trine, Day and Co., LLP  as independent public accountants of Epic Bancorp for the 2005 fiscal year and, at the proxy holders’ discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

          The Inspector of Elections for the Meeting will count votes cast by proxy or in-person at the Meeting.  Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately.  In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

          Epic Bancorp will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders.  Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock.  In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of Epic Bancorp may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which Epic Bancorp will bear.

Principal Shareholders and Change of Control

          Management is not aware of any change of control of Epic Bancorp during the period beginning January 1, 2004 through the present, except the liquidation by Community Bankshares LP of all its shares of Epic Bancorp common stock in connection with Epic Bancorp’s public offering completed in March 2004.  Management is not aware of any arrangement that, at a subsequent date, may result in a subsequent change of control of Epic Bancorp.  Management ownership exceeding 5% is listed below in “Security Ownership of Management.”

Security Ownership of Certain Beneficial Owners and Management

          The following table provides information as of April 22, 2005, as to shareholders who, to Epic Bancorp’s knowledge, beneficially own 5% or more of the outstanding shares of Common Stock.

Name and Address Beneficial Owner or Identity of Group[1]	Amount and Nature of Beneficial Ownership	Percent of Class

The Banc Funds Company, LLC [2]	360,000 shares	9.82%
208 S. LaSalle Street, Suite 1680
Chicago, IL 60604

Wellington Management Company, LLP [3]	360,000 shares	9.82%
75 State Street
Boston, MA 02109

SuNova Capital LLP [4]	341,000 shares	9.29%
780 Third Avenue, 30th Floor
New York, NY 10017

1.

All information provided in this table and corresponding footnotes is based on Form 13G filings.  Except as described in the notes of the Share Ownership of Management table, each person has shared voting and investment power with respect to the shares listed.

2.	Includes 180,000 shares held in BancFund V, and 180,000 shares held in BancFund VI

3.	Includes 360,000 shares held in Bay Pond Partners

4.	Includes 139,700 shares in SuNova Holdings, LLC, and 201,300 shares held in SuNova, LLC.

Security Ownership of Management

Epic Bancorp has only one class of shares outstanding, Common Stock.

The next table provides information as of April 22, 2005, concerning the equity ownership of Epic Bancorp’s directors/nominees, Epic Bancorp’s and Tamalpais Bank’s (the “Bank”) executive officers, and its directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Relationship to Epic Bancorp	Number of Shares Beneficially owned Beneficial Ownership (2)	Percent of Shares Beneficial Ownership (3)

Allan G. Bortel	Director Epic Bancorp and Epic Wealth Management	4,000.11%
Kit M. Cole (4)	Chief Executive Officer, Chairman of the Board, and Director Epic Bancorp; Chairman of the Board Tamalpais Bank and Epic Wealth Management	167,494	4.55%
Carolyn B. Horan	Director Epic Bancorp and Epic Wealth Management	66,999	1.82%
Richard E. Smith (5)	Director Epic Bancorp, Tamalpais Bank and Epic Wealth Management	91,500	2.49%
W. Jeffery Tappan (6)	Director Epic Bancorp, Tamalpais Bank and Epic Wealth Management	34,990	0.95%
Mark Garwood (7)	President / Chief Executive Officer, Vice-Chair and Director Tamalpais Bank	50,304	1.37%
Michael Moulton (8)	Chief Financial Officer Epic Bancorp and Tamalpais Bank	25,923	0.71%
All Directors and Executive Officers as a Group (7 persons)		442,190	11.81%

1.	The address for all persons listed is c/o Epic Bancorp, 851 Irwin Street, San Rafael, California 94901.
2.

Unless otherwise indicated in these notes and subject to applicable community property laws and shared voting and investment power with a spouse, each director and executive officer listed above possesses sole voting power and sole investment power for the shares of Epic Bancorp Common Stock listed.

3.

In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

4.

Includes 114,778 shares voted for Kit M. Cole Family Trust as Trustee; 42,417 shares voted for K. Cole IRA; 1,374 shares voted for Kit Cole Investment Advisory Services as CEO, and 8,925 shares of incentive stock options that are presently exercisable.

5.	Includes 90,000 shares held in Richard E. Smith & Patricia Smith Trust, 500 shares in Patricia Smith IRA and 1,000 non-employee stock options that are presently exercisable.
6.	Includes 5,990 shares held in IRA, 27,000 shares voted for Kit M. Cole Grandchildren’s Trust as Trustee, and 2,000 shares of non-employee stock options that are presently exercisable.
7.	Includes 3,600 shares held in Family Trust, 11,493 shares held in Tamalpais Bank 401(K), and 35,211 shares of incentive stock options that are presently exercisable.
8.	Includes 1,493 shares held in IRA, 3,847 shares held in Tamalpais Bank 401(K) and 20,583 shares of incentive stock options that are presently exercisable.

          Corporate Governance

          Consistent with our perception of good business principles, we historically have had a strong commitment to good corporate governance and to the highest standards of ethical conduct.  Additionally, as part of a highly regulated industry, the corporate governance principles and procedures of the Sarbanes-Oxley Act of 2002 (“SOA”), the Securities and Exchange Commission (the “SEC”) and Nasdaq (our common stock is listed on the Nasdaq small cap market) are relatively familiar.  For instance, we believe that at least a majority of our directors have been “independent” at Tamalpais Bank since at least 1991 and that it has been the case at Epic Bancorp since it was formed in 1988, and Epic Wealth Management, formed in January 2005. We have for some time delegated policy making and oversight functions to committees which also consist of independent directors.  During the last three years, we have been formalizing, refining, and fine-tuning our procedures to comply with the new requirements.  We believe that we have taken all required actions to comply with all applicable provisions of the SOA, implementing regulations of the SEC and the Nasdaq rules.

          Board of Directors

          Epic Bancorp is governed by a Board of Directors (the “Board”) and various committees of the Board that meet throughout the year.  Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chairman and Chief Executive Officer and other officers regarding matters of concern and interest to Epic Bancorp as well as by reviewing materials provided to them.

          Director Independence

          It is the Board’s policy that at least a majority of the Board consists of independent directors.  For a director to be considered independent, the Board must determine that the director does not have any material relationship with Epic Bancorp and is otherwise an “independent director” within the meaning of the Nasdaq rules.  The Board has determined that the following three (3) directors of Epic Bancorp (constituting 60% of the entire Board) satisfy Nasdaq’s requirements:  Allan G. Bortel, Carolyn B. Horan and Robert E. Smith.

          The Nasdaq rules require all members of the audit, the compensation, and the corporate nominating/governance committees to be independent directors.  Members of the audit committee must also satisfy an additional SEC requirement, which provides that they may not accept directly or indirectly, any consulting, advisory, or other compensatory fee from us or any of our subsidiaries other than their director’s compensation.  The Board has determined that all members of the audit, compensation, and nominating and corporate governance committee satisfy the relevant independence requirements.

          Meetings and Attendance

          Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual shareholders’ meeting.  At the 2004 Annual Meeting of Shareholders, all directors were present. The total number of meetings of the Board of Directors (including regularly scheduled and special meetings) held during 2004 was fifteen (15).  Each incumbent director attended at least 75% of the aggregate of:  (i) the total number of meetings of the Board of Directors held during the period that he or she served, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period that he or she served.

          Communication by Shareholders with Board of Directors

          Epic Bancorp’s Board of Directors provides a process for shareholders to send communications to the Board of Directors.  The manner in which shareholders can communicate with the Board of Directors and Epic Bancorp’s process for determining which communications will be relayed to the Board of Directors is available to shareholders on Epic Bancorp’s web-site.  Epic Bancorp’s web-site is located at www.epicbancorp.com.

           Director Nomination Process

          The Nominating/Governance Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to our Board and for filling vacancies occurring between annual meetings of shareholders.

          This committee will consider shareholder recommendations for candidates for the Board.  Recommendations can be made in accordance with the Nominating/Governance Committee Charter.  The committee’s non-exclusive list of criteria for Board members is set forth as Exhibit A to the Nominating/Governance Committee Charter.  The committee screens all potential candidates in the same manner regardless of the source of the recommendation

          Meetings of Independent Directors

          Nasdaq Marketplace Rules require that the independent directors regularly meet without any management directors present.  Our independent board members meet regularly to discuss various issues affecting the Company, principally in the context of standing committee meetings of wholly independent committees.

          Code of Ethics

          We expect all of our directors, officers (including our Chief Executive Officer and Chief Financial Officer) and employees to adhere to the highest standards of ethics and business conduct with each other, customers, shareholders and communities we serve and to comply with all applicable laws, rules and regulations that govern our business.  These principles have long been embodied in our various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information.  The Board has adopted a comprehensive Code of Ethics reflecting these policies, which is available on our website.  Any change to or waiver of the Code of Ethics (other than technical, administrative, and other non-substantive changes) will be reported on a Form 8-K filed with the Securities and Exchange Commission.  While the Board or the Nominating/Governance Committee may consider a waiver for an executive officer or director, we do not expect to grant such waivers.  Copies of our Form 10-KSB for the year ended December 31, 2004 and any Form 8-Ks that we file are posted on our website at www.epicbancorp.com.

Committees of the Board of Directors

          Epic Bancorp has standing Audit, Compensation, and Nominating/Governance Committees.

          Audit Committee

          The Audit Committee of Epic Bancorp’s Board of Directors (the “Audit Committee”), which consisted of Directors Carolyn B. Horan, Allan G. Bortel, and Richard E. Smith, held fifteen (15) meetings in 2004. The functions of the Audit Committee are to approve the appointment of and to oversee a firm of independent public accountants who audit the books and records of Epic Bancorp for the fiscal year for which they are appointed, to approve each professional service rendered by the independent accountants and to evaluate the possible effect of each such service on the independence of Epic Bancorp’s accountants.  The Audit Committee also reviews internal controls and reporting procedures of Epic Bancorp’s and Tamalpais Bank’s offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

          The Board of Directors has determined that it has a financial expert serving on Epic Bancorp’s audit committee.  The audit committee’s financial expert is Director Richard E. Smith.  As with all members of the audit committee, Mr. Smith is independent as defined by current Nasdaq rules.

          A copy of the Audit Committee’s Report for the year ended December 31, 2004, is attached as Appendix “A” to this proxy statement.  A copy of the Audit Committee Charter was attached to the Proxy Statement for the 2004 annual meeting.

          Compensation Committee

          The Compensation Committee, which during 2004 consisted of Allan G. Bortel, as chair, Richard E. Smith, and Carolyn B. Horan, met nine (9) times during the fiscal year ending December 31, 2004.  The principal functions of the Compensation Committee are, subject to approval of the Board of Directors, to establish personnel policies, set compensation for senior officers, establish employee benefit programs and review the performance of senior officers.

          Each member of the compensation committee is independent as defined by current Nasdaq rules.

          A copy of the Compensation Committee’s Report for the year ended December 31, 2004 is attached as Appendix “B” to this proxy statement.

          Compensation Committee Interlocks and Insider Participation.

          No member of the Compensation Committee was a current or former officer or employee of Epic Bancorp or its subsidiaries during the year.

          Nominating/Governance Committee

          The Nominating /Governance Committee, which during 2004 consisted of Carolyn B. Horan, as chair, Allan G. Bortel, and Richard E. Smith, met five (5) times during the fiscal year ending December 31, 2004.  The principal functions of the Nominating/Governance Committee are to assist the Board by identifying individuals qualified to become Board members, recommend nominees for election as directors to the full Board of Directors, recommend to the Board nominees for each Board committee and each Board committee chairperson, develop and recommend to the Board a set of corporate governance guidelines applicable to Epic Bancorp, and oversee an annual evaluation of the Board. The Nominating/Governance Committee has a charter, a current copy of which is available to shareholders on Epic Bancorp’s web-site, located at www.epicbancorp.com.

          Each member of the Nominating/Governance committee is independent as defined by current Nasdaq rules.

          The Nominating/Governance Committee will consider director candidates recommended by securities holders if the procedures contained in Epic Bancorp’s Bylaws are followed. These procedures are described in the NOTICE OF ANNUAL MEETING included with this Proxy Statement.

          The Nominating/Governance Committee Charter contains a description of the minimum qualifications for Nominating/Governance Committee recommended nominees.  The minimum qualifications are:

•	high personal and professional integrity,
•	demonstrated analytical ability and judgment with an emphasis on strategic thinking,
•	genuine interest in serving Epic Bancorp and willingness to commit sufficient time, and
•	share ownership. (1)

(1)	Non-shareholder nominees are expected to purchase shares as soon as practicable.

          The Nominating/Governance Committee will conduct an annual review of the skills and characteristics that should be reflected in the composition of the Board as a whole.  As a result of the review, the Nominating/Governance Committee will identify the desired skills and characteristics that are not presently reflected in the composition of the Board as a whole recognizing that the skills and characteristics of the members of the Board will change from time to time.  The Nominating/Governance Committee will take into consideration any evaluation of the performance of the incumbent directors.  The Nominating/Governance Committee will survey the Board and management of Epic Bancorp for potential nominee recommendations and consider any shareholder-recommended nominees.  Shareholder-recommended nominees and Nominating nominees will be evaluated in the same manner including, but not limited to:

•	examination of the curriculum vitae of nominees,
•	interviews,
•	background checks, and
•	verification of references.

          The Nominating/Governance Committee has authority to engage a third party to identify, or evaluate or assist in evaluating, potential nominees, but did not engage a third party to perform any functions in connection with identifying or evaluating the nominees listed and identified in this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS OF EPIC BANCORP

          The Bylaws of Epic Bancorp provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with that procedure may, in his or her discretion, be disregarded by the Chair of the Meeting and, upon the Chair’s instruction, the inspectors of election must disregard all votes cast for those nominee(s).

Nominees

          The Bylaws authorize not less than four (4) or more than seven (7) directors with the exact number within that range to be fixed by resolution of the Board of Directors.  The number of directors of Epic Bancorp has been set at five (5).  The Directors hold office for a term of one year continuing until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

          All proxies will be voted for the election of the following five (5) nominees recommended by the Board of Directors, each of whom is a current director, unless authority to vote for the election of directors is withheld:

Allan G. Bortel	Carolyn B. Horan
Kit M. Cole	Richard E. Smith
William Jeffery Tappan

          If any nominee’s name is lined out on the accompanying proxy card, the shares of such proxy will not be voted for or against election of such nominee.  If any of the nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

Information Concerning Nominees for Director and Executive Officers

          The following discussion provides some information about those persons nominated by the Board of Directors for election as directors and for the Named Executive Officers, including each nominee’s and Named Executive Officer’s principal occupation for the past five years.

The following table lists our directors and executive officers:

Name	Position

Kit M. Cole	Chairman, Director, and Chief Executive Officer, Epic Bancorp
Chairman and Director, Tamalpais Bank
Chairman, Director, and Interim CEO Epic Wealth Management

Carolyn B. Horan (1)	Director and Vice Chairman, Epic Bancorp
Director and Vice-Chairman, Epic Wealth Management

Richard E. Smith (1)	Director and Treasurer, Epic Bancorp
Director and Treasurer, Tamalpais Bank
Director and Treasurer, Epic Wealth Management

William Jeffery Tappan	Director and Secretary, Epic Bancorp
Director and Secretary, Tamalpais Bank
Director and Secretary, Epic Wealth Management

Allan G. Bortel (1)	Director, Epic Bancorp
Director, Epic Wealth Management

Mark Garwood	President, Chief Executive Officer, Director, and Vice-Chairman of the Board of Tamalpais Bank

Michael Moulton	Executive Vice President, Chief Financial Officer, Tamalpais Bank
Chief Financial Officer, Epic Bancorp

1.	Member of the Audit, Compensation, and Nomination Committees of Epic Bancorp

          Allan G. Bortel, Carolyn B. Horan, and Richard E. Smith are independent directors as defined by the Nasdaq rules.

          The following is a brief account of the business experience during the past five years of each director, nominee, and executive officer of Epic Bancorp.  Executive officers must be selected by the Board of Directors annually as required by the bylaws of Epic Bancorp.

          Allan G. Bortel, CFA, 64, is a retired securities analyst who has lived in Tiburon, Marin County, for nearly 36 years.  He has served as a director of Epic Bancorp and Chairman of the Compensation Committee of the Epic Bancorp Board since May 2004.  Mr. Bortel became a Chartered Financial Analyst (CFA) in 1971.  His industry specialty was financial companies.  Mr. Bortel was recognized as a top analyst for many years by Institutional Investor magazine in its annual poll of stock brokerage firms.  During his career, Mr. Bortel was associated with Lehman Brothers, Loeb Rhoades & Co. and Sutro & Co., in their San Francisco-based research departments.  From 1996-1998, Mr. Bortel managed an investment fund that specialized in financial stocks.  Mr. Bortel is Chairman of the Board of Trustees of the Belvedere-Tiburon Library and a commissioner on the Marin County Commission on Aging (MCCA), both appointments of the Tiburon Town Council.  He is a member of the Peninsula Library Foundation and serves on a number of library committees.  He has a strong interest in affordable housing and serves as the chairman of the Housing & Transportation Committee of the MCCA.  Mr. Bortel is an active volunteer at The Redwoods Retirement Residence, Mill Valley, where he teaches computers and assists residents with the wide range of technological challenges faced by seniors.  Mr. Bortel is vice president of the Reedlands Property Owners Assn. and publishes its newsletter.  He serves as the co-chairman of his Community Emergency Response Training (CERT) unit in southern Marin County.  He has a B.S. (economics) from The Wharton School of the University of Pennsylvania, and his MBA (finance) was earned at the University of California, Berkeley.

          Kit M. Cole,   64, is the Chairman and CEO of Epic Bancorp and serves as Chairman of Tamalpais Bank and Interim CEO of Epic Wealth Management, both wholly owned subsidiaries of Epic Bancorp.  Ms. Cole has served as Chairman and CEO of Epic Bancorp since its inception in 1988 and as Chairman and Director of Tamalpais Bank since its inception in 1991.  Ms. Cole was CEO of Tamalpais Bank from its inception until December 31, 2004.  In 1977, Ms. Cole  established Kit Cole Investment Advisory Services to provide investment advisory and financial

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planning services, with a special focus on the needs of women and families.  In 1997, she was inducted into the Marin County Women’s Hall of Fame.  In 1998, Ms. Cole served as Chairman of the Marin Women’s Commission, where she also co-chaired the Economic Resource Center Committee.  Ms. Cole was the principal organizer of New Horizons Savings and Loan Association (“New Horizons”) in 1978 and served as its first Chairman of the Board.  She has co-founded two influential community organizations: the Wednesday Morning Dialogue, a group of one hundred community women, and Marin Forum, a group of fifty outstanding men and women community leaders.  Ms. Cole is also Chairman Emeritus and a director of Circle Bank and New West Bancshares.

          Carolyn B. Horan, Ed.D, age 73, is a well-known educator and community leader.  Dr. Horan has served as a director and vice chairman of Epic Bancorp since its inception in 1988, and currently chairs the Board’s Nominating and Governance Committee.  She served as a director of Tamalpais Bank since its inception in 1991 through January 2005, and as Vice chairman of the Board from 1991 until August 2004.   Dr. Horan became a Director Emeritus of Tamalpais Bank in February 2005.  She is also a director of Epic Wealth Management, a wholly owned subsidiary of Epic Bancorp.  Carolyn B. Horan served as Executive Director of the Buck Institute for Education, a research and development institute, from 1987 through 2001.  Previously she was Assistant Superintendent of Educational Development for the Marin County Office of Education.  Over the years she has held office on several non-profit boards and educational organizations.  Dr. Horan holds a Bachelor of Science Degree and a Masters Degree from San Francisco State University and a Doctorate Degree in Education from Nova University.  In 1992, Dr. Horan was inducted into the Marin County Women’s Hall of Fame.  Dr. Horan now pursues an artistic career in creative ceramics.  Her studio is located in Forestville, California, operating under the name Apple Tree Ceramics.

          Michael E. Moulton, age 43, a resident of Greenbrae, California, is Chief Financial Officer of Epic Bancorp and Executive Vice President and Chief Financial Officer of Tamalpais Bank.  Mr. Moulton came to Tamalpais Bank in 1994 as Vice President, Controller.  He was named Chief Financial Officer of Tamalpais Bank in 1998 and Chief Financial Officer of Epic Bancorp in 2003.  Prior to joining Tamalpais Bank, Mr. Moulton served in various accounting and financial capacities at three other financial institutions.  Mr. Moulton has 18 years of industry experience and for the last ten years has been responsible for Tamalpais Bank’s accounting, investment management, financial planning and analysis, and secondary marketing activities.  He is responsible for Epic Bancorp’s SEC reporting and performs many investor relations functions.  He was responsible for drafting the prospectus for the initial public offering in 2003 and participated in retail and institutional investor presentations in 2003 and 2004.

          Richard E. Smith, CPA /CFE, age 66, was a co-organizer and founding shareholder of Epic Bancorp.  He has served as a director of Epic Bancorp since its inception in 1988 and as a Director of Tamalpais Bank, a wholly owned subsidiary of Epic Bancorp, since its inception in 1991.  Currently, Mr. Smith serves as Treasurer of Epic Bancorp and chairs its independent Audit Committee.  He is also a director of Epic Wealth Management, a wholly owned subsidiary of Epic Bancorp. Mr. Smith was Managing Partner of the San Francisco Bay Area Profit Center for a National CPA firm before founding his own firm in Marin County.  Mr. Smith is a Certified Fraud Examiner, and he has testified extensively as an expert accounting witness in civil and criminal judicial proceedings involving fraud, white-collar crime and accounting malpractice issues.  Mr. Smith served on the California State Board of Accountancy Technical Review Panel and the State Board of Accountancy Major Case Project.  Mr. Smith is the recipient of an honorary lifetime membership award from the American Institute of CPA’s for his many professional activities.  He was active in Marin Rotary Clubs, Marin Estate Planning Council, the International Association of Financial Planners, Marin Wine and Food Society, Marin Country Club, and the Okizu Foundation.  Mr. Smith is semi-retired and lives in Green Valley, Arizona, where he is a Director of the Green Valley Domestic Water Improvement District.  Mr. Smith holds current active professional licenses in California.

          William Jeffery Tappan, age 40, has served as a director of Epic Bancorp and its subsidiary, Tamalpais Bank, since 2001.  He also currently serves as a director of Epic Wealth Management, a wholly owned subsidiary of Epic Bancorp.  During the past fourteen years, Mr. Tappan has been employed by Kit Cole Investment Advisory Services, where he was responsible for the firm’s flagship mutual fund, served as compliance officer, and managed fixed income.   Mr. Tappan has also served as a board member for a local savings institution in Marin County.  Mr. Tappan received a Bachelors of Arts in Business Economics from U.C. Santa Barbara and a post-graduate program at the California Interstate Banking School.  He is currently a candidate for a Masters in Business Administration at San Francisco State University.  Mr. Tappan has had extensive international experience, having lived in Asia, Africa and Europe for several years.

          There is no family relationship between any director, or principal officer, except that Director W. Jeffery Tappan is the son of Chairman and CEO Kit Cole.

          None of the other Epic Bancorp directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

          Management is not aware of any arrangement or understanding between the nominees and any other person pursuant to which the nominee was or is to be selected as a director or nominee.

TAMALPAIS BANK DIRECTORS

          Epic Bancorp directors Cole, Smith, and Tappan are also directors of Tamalpais Bank. The following is a brief account of the business experience during the past five years of each additional director of Tamalpais Bank.  Bank directors are elected by the Board of Directors of Epic Bancorp.

          Diane Doodha, age 62, is a resident of Ross, CA.  Ms. Doodha’s diverse career includes that of educator, administrator and business woman.  Ms. Doodha began her career in education where she was selected to work on a Carnegie Research Project that pioneered changes in the way educators approach learning differences and teaching styles.  She then went on to a leadership role in 501(c)(3) organizations where she held the position of Executive Director of The North San Mateo County Center of the Arts and of the Mill Valley Film Festival.  Ms. Doodha combined her education and business interests as President and CEO of a parent education company.  In addition she has long been a supporter of both Marin and San Francisco community organizations and has served on many boards of directors including those of Children As Peacemakers, BAYLA, The California Film Institute/Mill Valley Film Festival, The San Francisco Performing Arts Library and Museum and the Marin Arts Council.  She is presently a member of the Board of Directors of  The Marin General Hospital Foundation and Vector Theater Company.  Ms. Doodha holds a Bachelor of Arts Degree, a Master’s Degree and has completed course work toward an MBA.  Ms. Doodha has been a member of the Board of Directors of Tamalpais Bank since 1991 and is a founding shareholder of Tamalpais Bank.

          Mark Garwood, age 50, a resident of Kentfield, California, is the President / CEO of Tamalpais Bank, and serves as a director and vice-chairman of the Board of Directors of Tamalpais Bank.   Mr. Garwood began employment with Tamalpais Bank as Vice President and Chief Lending Officer in 1991, was named President in 1996, and was promoted to CEO effective December 31, 2004.   Mr. Garwood has over 25 years of banking experience.  He has held a California Department of Real Estate broker’s license and has been a residential developer for 20 years.  Mr. Garwood is Chairman of the Marin Workforce Housing Trust Board of Directors, and was a founding organizer of the Major Employer Housing Group, which was created to establish a workforce housing trust in Marin County through a public private partnership.  He is a past member of the Board of Directors and Executive Committee of the San Rafael Chamber of Commerce, and served as Chairman in 2002.  Mr. Garwood serves as Treasurer for the City of San Rafael’s Friends of San Rafael.  He is a former Chairman of both the San Rafael Chamber’s Affordable Housing Committee and Marin Consortium for Workforce Housing and is a past board member and treasurer of the Kentfield Schools Foundation.  Mr. Garwood is also a past member of the Western Independent Bankers Membership Committee, Hospice of Marin Underwriting Committee, Board of Supervisors Housing Discrimination Task Force, North Bay Family Homes Loan Committee and San Rafael Rotary.  He has also served on the Board of Directors of Habitat for Humanity of Marin, and the California Association of Mortgage Brokers. Under Mr. Garwood’s leadership, the Marin Consortium for Workforce Housing received the Marin Economic Commission’s 1999 Award of Excellence for Workforce Housing; the Marin Workforce Housing Trust received the 2003 Award of Excellence for Smart Growth and Workforce Housing from the Marin Economic Commission, and the 2005 Melvin H. Boyce award from the Ecumenical Association for Housing (EAH).   Mr. Garwood received the Mary Lou Jacobsen award of excellence for leadership from the San Rafael Chamber of Commerce in 2000.

          Kerry Mazzoni, age 56, and a resident of San Rafael, California, is President of Mazzoni & Associates, a firm that specializes in policy, special projects and politics.  Prior to establishing her firm in 2004, Ms. Mazzoni was appointed by the governor as Secretary of Education for the State of California.  As Secretary of Education, she served as the governor’s chief advisor on education policy, managed legislation sponsored by the administration, represented the governor on education boards and commissions, and participated in policy forums throughout the state and nation.  Ms. Mazzoni also served as the representative for the 6th Assembly District in the California State Legislature.  During her tenure as Assemblywoman, she was Vice-Chair (1995-97) and Chair (1998-2000) of the Assembly Education Committee, and the Chair of the National Conference of State Legislators Education Committee (1998-2000) and was also a member of the Assembly Health, Transportation, Banking and Finance, Utilities and Commerce, Housing and Community Development policy committees.  Ms. Mazzoni also served as Vice Chair (1995) and Chair (1996) of the Legislative Women’s Caucus, twice as president (1990 & 1993) during her seven years of service for the Novato Unified School District Board of Trustees, and continues to serve on several community boards in Marin County.  She is a graduate of UC Davis, with a Bachelor of Science in Child Development, a frequent public and keynote speaker, and is a recipient of numerous awards and commendations.

          Walt Spevak, age 50, is a resident of Mill Valley, CA and became a director of Tamalpais Bank in May 2004.  Mr. Spevak worked at Marin County software developer, Autodesk Inc., for nearly 18 years where he held numerous roles including Senior Director of Corporate Real Estate and Facilities, Community Relations and Corporate Travel as well as Director of Product Marketing and Product Management.  Mr. Spevak currently is an independent investor volunteering his time with various non-profits including Friends of Marin Center, the Marin Center Renaissance

Partnership, the Mill Valley Library Foundation, the Marin County School To Career Partnership, the North Bay Children’s Center and the Marin Workforce Housing Trust.  Mr. Spevak is a Stanford University alumnus, majoring in economics as an undergraduate and focusing on high technology and marketing as an MBA graduate.  He is active in university alumni programs and boards where he has received awards over the years for his service to the University.

Tamalpais Bank Directors Emeritus

          Tamalpais Bank began its Director Emeritus Program in 2002 for the purpose of encouraging former directors to continue to promote Tamalpais Bank in the community.  Emeritus Directors receive a stipend of $1,000 per month for their services in promoting Tamalpais Bank.

          Carolyn B. Horan, Ed.D.  Dr. Horan served on the Tamalpais Bank Board from its inception in 1991 until February 2005.  She was actively involved with education and nonprofit organizations during this period. Currently, she operates Apple Tree Ceramics, creating artistic and functional ceramics at her studio in Forestville, California.  Dr. Horan continues to serve as a Director and Vice-Chair on the Boards of Epic Bancorp and Epic Wealth Management.

          Byron Mauzy, Ed.D., was a Tamalpais Bank Director from 1994 until 2002; he is a past Secretary of the Tamalpais Bank Board, and served as Chairman of the Audit and Personnel Committees.  Dr. Mauzy’s career in education spanned a period of over forty years; he retired as the Marin County Superintendent of Schools in 1995.  Over the years, Dr. Mauzy has served on several community boards, including the Beryl Buck Institute for Education, Marin Suicide Prevention, Marin Chamber of Commerce, and the Marin Volunteer Center.

          Pedro Reyes served on the Tamalpais Bank Board from 1994 until 2003; he is a past Secretary and Chairman of the Loan, CRA and Fair Lending Committees.  Mr. Reyes founded and owns Marin 1 Real Estate Company, Inc. and M1 Mortgage.  He is a former vice president and marketing director of one of the largest title insurance companies in the country.  Mr. Reyes is a past director of Fair Housing of Marin, and he currently serves as a Director on the Boards of the Latino Educational and Cultural Foundation, the American Sports Institute, and the Latino Chamber of Commerce of Marin County.  He has raised money for many local non-profit organizations.  Mr. Reyes is a founding shareholder of Tamalpais Bank.

DIRECTOR COMPENSATION

          In 2004, each director of Epic Bancorp received an annual stipend of  $15,000 per year. During 2004, the chairman of the Audit Committee received an additional $2,000 per month, and the chairmen of the Compensation and the Nominating/Governance Committees each received an additional $1,000 per month.  Each non-employee director of Tamalpais Bank received an annual stipend of $24,000.

Director Stock Option Awards

Name	Number of Securities Underlying Options/ SARS Granted (#)	% of Total Options/ SARS Granted to Non-employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value (1)

Allan G. Bortel	10,000	20.8%	$13.00	6/21/2014	$48,000
Carolyn B. Horan	10,000	20.8%	$13.00	6/21/2014	$48,000
Richard W. Smith	10,000	20.8%	$13.00	6/21/2014	$48,000
W. Jeffery Tappan	10,000	20.8%	$13.00	6/21/2014	48,000

1.	Present value at date of grant using the Black-Scholes model.

Directors Stock Option Plan

The following table shows exercises of stock options during fiscal year 2004 by the Named Executive Officers and the value at December 31, 2004 of unexercised options on an aggregate basis held by each of those persons:

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

	Shares Acquired On Exercise	Value (1) Realized	Number of Securities Underlying Unexercised Options SARS at FY-end (#)		Value of Unexercised In-The-Money Options at FY-end ($) (2)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Allan G. Bortel			0	10,000		$14,100
Carolyn B. Horan	1,000	$3,800	0	14,000		$31,740
Richard B. Smith			1,000	14,000	$4,410	$31,740
W. Jeffery Tappan			2,000	14,000	$8,820	$31,740

(1)

Represents the market value per share of the Bancorp’s Common Stock at closing on the date of exercise minus the exercise price of the options, times the number of shares of common stock acquired on exercise.

(2)

Represents the market value per share of the Bancorp’s Common Stock at fiscal year end based on the closing price of  $14.41 at December 31, 2004, as quoted on Nasdaq, minus the exercise price per share of the options outstanding times the number of shares of common stock represented by such options.

EXECUTIVE

          The following table provides a summary of the compensation paid during each of Epic Bancorp’s last three completed fiscal years for services rendered in all capacities to Epic Bancorp and Tamalpais Bank to Chief Executive Officer Kit M. Cole and to Mark Garwood and Michael Moulton, the only other executive officers of Epic Bancorp whose salary and other compensation was over $100,000 during 2004  (Ms. Cole, Mr. Garwood, and Mr. Moulton are sometimes collectively referred to as the “Named Executive Officers”).

	Annual Compensation				Long-Term Compensation Awards

Name & Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation (3)	Securities Underlying Options / SARs* (#)	All Other Compensation ($) (4)

Kit M. Cole	2004	215,000	150,971	(1)	77,785	41,000	10,750
President / CEO	2003	215,000	106,748		15,000	1,850	10,271
	2002	192,000	79,872		9,000	2,775	14,733
Mark Garwood	2004	215,000	150,971	(1)	1, 449	41,000	10,750
President / CEO	2003	215,000	106,748		1,353	2,775	1,353
Tamalpais Bank	2003	212,750	88,735		1,969	1,850	1,969
Michael Moulton	2004	150,000	21,729	(2)	645	27,000	7,466
CFO	2003	131,973	32,993		2,325	1,200	6,559
Tamalpais Bank	2002	128,754	54,093		2,194	1,800	6,170
Epic Bancorp

(1)	Includes executive bonus paid in three parts, bonus of $10,963 paid in April 2004, $36,550 paid in December 2004 and $103,458 paid in January 2005 but accrued in 2004.

(2)	Includes executive bonus of $15,000 paid in December 2004 and $6,729 paid in April 2004.

(3)

For Kit Cole includes annual board stipend and value realized on exercise of incentive stock option.  For Mark Garwood and Michael Moulton amounts represent taxable (W-2) employer paid portion of life insurance premiums.

(4)	Represents 401(k) match contributions.

The value of perquisites and other personal benefits for each Named Executive Officer are required to be disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus.  No amounts are reported in this column for any of the Named Executive Officers since the value of perquisites and other personal benefits did not exceed the reporting threshold.

Option Grants and Exercises

          The following table sets forth information concerning individual grants of stock options during fiscal year 2004 to each of the Named Executive Officers:

Name	Number of Securities Underlying Options/ SARS Granted (#)	% of Total Options/ SARS Granted to Employees in Fiscal Year (1)	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value (2)

Kit M. Cole	41,000	17.7%	$13.00	6/28/2014	$197,210
Mark Garwood	41,000	17.7%	$13.00	6/28/2014	$197,210
Michael Moulton	27,000	11.7%	$13.00	6/28/2014	$129,870

1 As a percent of 231,400 total employee stock options granted in 2004.
[2] Present value at date of grant using the Black-Scholes model.

          The following table shows exercises of stock options during fiscal year 2004 by the Named Executive Officers and the value at December 31, 2004 of unexercised options on an aggregate basis held by each of those persons:

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

	Shares Acquired On Exercise	Value (1) Realized	Number of Securities Underlying Unexercised Options SARS at FY-end (#)		Value of Unexercised In-The-Money Options at FY-end (2)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Kit M. Cole	6,360	$62,785	8,925	35,590	$16,284	$59,802
Mark Garwood	—	—	35,211	35,590	338,779	59,806
Michael Moulton	—	—	20,583	22,680	180,761	38,221

(1)

Represents the market value per share of Epic Bancorp’s Common Stock at closing on the date of exercise minus the exercise price of the options, times the number of shares of common stock acquired on exercise.

(2)

Represents the market value per share of  Epic Bancorp’s Common Stock at fiscal year end based on the closing price of  $14.41 at December 31, 2004, as quoted on Nasdaq, minus the exercise price per share of the options outstanding times the number of shares of common stock represented by such options.

401(k) Plan

          On January 1, 1996 the Board of Directors of Tamalpais Bank approved a 401(k) Plan effective January 1, 1996 for the benefit of Tamalpais Bank’s employees.  This Plan was amended on October 22, 2002, effective January 1, 2002.  On May 20, 2004, it was amended to include the employees of Epic Bancorp, and on February 21, 2005, it was amended to include employees of Epic Wealth Management.  All employees 18 years of age or older with three months of service at Tamalpais Bank, Epic Bancorp or Epic Wealth Management are eligible to participate in the 401(k) Plan.

          Under this Plan, each employee elects the amount of his or her salary to be deferred and contributed each year.  Tamalpais Bank may also, in its sole discretion, make additional nonelective contributions.  The 401(k) Plan is administered by Tamalpais Bank.  Tamalpais Bank’s Board of Directors appoints trustees to oversee the administration of the Plan and the Plan assets.  Trustees can be contacted by writing to them c/o Epic Bancorp, 851 Irwin Street, San Rafael, CA  94901.

          During 2004, a matching contribution of  $117,430 was made by Tamalpais Bank and Epic Bancorp to the 401(k) Plan.  Of this amount  $10,750, $10,750, and $7,466 were allocated to the accounts of Kit M. Cole, Mark Garwood, and Michael Moulton, respectively.   $28,966 was allocated to the accounts of all executive officers as a group.

Salary Continuation Plan for Kit M. Cole

          Pursuant to a salary continuation plan dated May 1, 2002 and effective January 1, 2002, Ms. Cole is eligible to receive a benefit of $100,000 per year commencing January 1, 2005 for a period of fifteen (15) years.  The benefit shall vest and be non-forfeitable at the rate of one third

of the total benefit (33.3%) for each year of service performed and completed by Ms. Cole commencing January 1, 2002.   In January 2005, Ms. Cole began receiving the benefits under this Salary Continuation Plan.

Salary Continuation Plan for Mark Garwood

          Pursuant to a salary continuation plan executed in April 2003 and effective January 1, 2003, Mr. Garwood shall receive equal payments of $100,000 per year commencing January 1, 2015, or upon Mr. Garwood’s retirement from Tamalpais Bank if later, for a period of fifteen (15) years; provided, however, that should Mr. Garwood prior to December 31, 2014

•	voluntarily terminate employment,
•	be terminated by Tamalpais Bank for cause or
•	die,

          He shall be entitled to no benefit under this Plan.  Should Mr. Garwood be terminated by Tamalpais Bank other than for cause prior to December 31, 2014, should Garwood become disabled or should there be a change in control, prior to Garwood’s termination of employment and prior to December 31, 2014, his benefit shall become vested and his benefit shall be an amount equal to $100,000 per year times the number of years of service to such date over twelve (12) years, which benefit shall be payable for fifteen years.   Should Mr. Garwood be terminated other than for cause, should Mr. Garwood become disabled or should there be a change in control, prior to December 31, 2014, monthly benefit payments in an amount equal to the vested percentage shall commence within 60 days after such termination, disability or change in control and shall be completed after 180 monthly payments have been made.

Compliance with Section 16 of the Securities Exchange Act of 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires Epic Bancorp’s directors, executive officers and ten percent or more stockholders of Epic Bancorp’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Epic Bancorp’s equity securities. Officers, directors and ten percent or more stockholders are required by regulation to furnish Epic Bancorp with copies of all Section 16(a) forms they file. To Epic Bancorp’s knowledge, based solely on review of the copies of such reports furnished to Epic Bancorp and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of Epic Bancorp’s equity securities appear to have been met .

Transactions with Management and Others

          In January 2005, Epic Bancorp established a new subsidiary, Epic Wealth Management, a client-centered investment advisory and financial planning firm registered with the Securities and Exchange Commission. Epic Wealth Management will provide investment management and financial advice to high-net worth families through the investment centers of every full-service branch of Tamalpais Bank and to the general Marin County marketplace. Epic Wealth Management was initially capitalized by a $100,000 capital infusion by Epic Bancorp.  Additional capital infusions to Epic Wealth Management from Epic Bancorp totaled $125,000 in February 2005 and $179,000 in March 2005, for a total capital infusion of $404,000 through March 24, 2005. Epic Wealth Management began operations with a staff of three full time employees.

          Kit M. Cole, the Chairman/CEO of Epic Bancorp is the CEO of Kit Cole Investment Advisory Services (KCIAS).  KCIAS stopped accepting new clients as of December 31, 2004 and terminated its operations effective March 31, 2005.  Neither Epic Bancorp nor Tamalpais Bank has any ownership interest in KCIAS.

          During the first quarter of 2005, Epic Wealth Management was in negotiations with KCIAS and Kit Cole to potentially acquire some of the assets of KCIAS, and certain client relationships of KCIAS and Kit Cole.   Pursuant to such proposed arrangement, it is anticipated, among other things that KCIAS will retain all liabilities of KCIAS and that KCIAS and Kit Cole will indemnify and hold harmless Epic Bancorp, Tamalpais Bank and Epic Wealth Management against all expenses relating to the liabilities retained by KCIAS.

          By quarter end, Epic Wealth Management was sub-leasing space for its operations from KCIAS at the rate of $5,978 per month and approximately 41 former clients of KCIAS had become clients of Epic Wealth Management with total accounts of approximately $26 million. Epic Bancorp’s Board of Directors has employed an accounting firm to develop a methodology to determine a fair price for these customer relationships but no final recommendation has yet been delivered to the Board of Directors. Thus, the potential payment to KCIAS or to Kit Cole for the acquisition of client relationships is unknown at this time.  Additionally, Kit M. Cole is acting as the interim CEO of Epic Wealth Management.

          There have been no other transactions, or series of similar transactions, during 2004, or any other currently proposed transaction, or series of similar transactions, to which the Epic Bancorp or the Tamalpais Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of Epic Bancorp, executive officer of the Epic Bancorp, any stockholder owning of record or beneficially 5% or more of Epic Bancorp’s Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

          Tamalpais Bank has had, and expects in the future to have banking transactions in the ordinary course of its business with many of Epic Bancorp and Tamalpais Bank’s directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling stockholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2004 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of Tamalpais Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and other federal laws and regulations.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO EMPLOYEE INCENTIVE STOCK OPTION
AND STOCK APPRECIATION RIGHT PLAN

          Epic Bancorp adopted the Employee Incentive Stock Option and Stock Appreciation Right Plan (the “Plan”) in 1997.  The Plan was amended and restated in 2004.

          The Plan was adopted to provide employees of Epic Bancorp and its subsidiaries the opportunity to acquire a proprietary interest in the success of Epic Bancorp and its subsidiaries by purchasing shares of Epic Bancorp common stock (which, at the discretion of the Board of Directors may include stock appreciation rights).  The Plan is intended to advance the interests of Epic Bancorp and its subsidiaries by encouraging stock ownership on the part of key employees, by enabling Epic Bancorp and its subsidiaries to secure and retain the services of highly qualified persons as employees, and by providing such employees with an additional incentive to make every effort to enhance the success of Epic Bancorp and its subsidiaries.  The Plan provides for the grant of stock options and stock appreciation rights.

          We are asking the shareholders to approve amendments to the Plan, which the Board of Directors approved on April 18, 2005.

          In addition to certain technical, non-substantive changes, the amendments to the Plan increase by 137,282 the number of shares of common stock of Epic Bancorp available for issuance in connection with awards granted under the Plan from 480,543 shares to 617,825 shares.  The amendments also add provisions to the Plan so that awards granted under the Plan will be considered performance based compensation and will not count against the annual limit on compensation that may be paid to a “covered employee” annually and still claimed as a deduction by Epic Bancorp under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Under those provisions no more than 100,000 shares of Common Stock covered by options or stock appreciation rights may be granted to any one individual in any one calendar year. Finally, the amendments eliminate cash as a form of payment for the exercise of stock appreciation rights in order to avoid potential tax penalties on such awards under new Code Section 409A.

          The affirmative vote of the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting will be required to approve the amendments to the Plan.  Abstentions will be counted toward the tabulation of votes cast on the proposal presented to the shareholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

          General Plan Terms

          The description of the Plan below is qualified in its entirety by reference to the provisions of the Plan itself, which is attached as Appendix C to these proxy materials.

          Purpose of the Plan

          The purpose of the Plan is to provide employees of Epic Bancorp and its subsidiaries the opportunity to (i) receive equity-based, incentives so that Epic Bancorp may effectively attract and retain the best available personnel, (ii) promote the success of Epic Bancorp and its subsidiaries by motivating employees to superior performance, and (iii) align employee interests with the interests of Epic Bancorp’s shareholders.

          Eligibility

          Employees of Epic Bancorp and its subsidiaries are eligible to receive awards under the Plan.

          Types of Awards

          Incentive stock options as defined in Section 422 of the Code, nonstatutory stock options and stock appreciation rights may be granted under the Plan.

          Share Reserve

          Subject to recapitalization adjustments, 617,825 shares of common stock will be reserved under the Plan as a result of the amendment to the Plan approved by the Board of Directors on April 18, 2005. Prior to the amendment, 480,543 shares had previously been reserved for issuance under the Plan; the amendment will make an additional 137,282 shares of common stock available for issuance under the Plan.  If any outstanding option expires or is terminated, then the shares allocable to the unexercised or forfeited portion of the option may again be available for issuance under the Plan; however, shares covered by options terminated upon the exercise of a stock appreciation right shall not be available for granting of further options under the Plan.  Only the net shares issued (including the shares, if any, withheld for tax withholding requirements) are converted when shares of common stock are used in full as partial payment for shares issued upon excess of an option.

          Share Reserve as a Percent of Outstanding Common Stock

          17%

          Eligibility under Section 162(m)

          No more than 100,000 shares of common stock subject to options or stock appreciation rights may be granted to an eligible participant in any calendar year.  Stock options and stock appreciation rights granted under the Plan will qualify as “performance-based compensation” under Section 162(m) of the Code.

          Effective Date

          The amendments to the Plan were adopted by the Board of Directors on April 18 ,2005 and will become effective subject to approval by shareholders under this Proposal 2.

          Administration.

          The Plan may be administered by the Board of Directors, or the Board of Directors may delegate the administration of the Plan to a committee.  The Board of Directors determines who will receive stock awards and the terms and conditions of such awards.  The Board of Directors also has the power to construe and interpret the Plan and awards granted under the Plan.  The interpretation and construction by the Board of Directors of the Plan or any stock award is final.  References to the Board of Directors in this summary also include, where appropriate, references to the applicable committee.

          Stock Options

          Term

          The term of each stock option granted under the Plan will be determined by the Board of Directors at the time of grant; however, no option granted under the Plan will have a term of more than 10 years from the date of grant.

          Exercise Price

          The exercise price of all options granted under the Plan will be at least 100% of the fair market value of the underlying stock on the date of grant.

For purposes of the Plan, fair market value shall mean, as of any date, the value of the Common Stock determined as follows:

          (1)           If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of Common Stock shall be the closing sales price for such stock (or the closing sales price on the market trading day immediately preceding the date of determination if no sales were reported on the date of determination) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or, if the day of determination does not fall on a market trading day, the market trading day immediately preceding the day of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (2)           In the absence of such markets for the Common Stock, the fair market value shall be determined in good faith by the Board in accordance with Section 409A of the Code and applicable regulations and guidance.

          Special Rules for Incentive Stock Options

          No incentive stock option, as defined in Section 422 of the Code, may be granted under the Plan to any participant who, on the date such option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of Epic Bancorp unless the exercise price of such option is equal to at least 110% of the fair market value of the shares of Epic Bancorp’s common stock on the date such option is granted and the option is not exercisable after the expiration of five years from the date of grant.  Additionally, the aggregate fair market value (determined as of the date an option is granted) of the shares with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

          Method of Exercise

          Stock options may be exercised by payment in cash or, with the prior written consent of Epic Bancorp, in previously owned shares of common stock of Epic Bancorp.

          Transferability

          Incentive stock options are nontransferable, except upon death.  Nonstatutory stock options and stock appreciation rights are transferable upon death or divorce.

          Vesting

          Vesting will be determined by the Board of Directors at the time of grant; however, any option granted to non-officer employees of Epic Bancorp or its subsidiaries will vest at a rate of at least 20% of the shares covered by the options per year over five years from the date of grant.

          Termination of Employment

          In the event an optionee terminates employment with Epic Bancorp and its subsidiaries, the optionee may exercise the vested portion of the option until the earlier of the expiration of the term of the option or the date 30 days after the termination of employment.  If an optionee terminates employment with Epic Bancorp and its subsidiaries due to death or disability, the optionee may exercise the vested portion of the option until the earlier of the expiration of the term of the option or the date six months after the termination of employment.  For this purpose, disability means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

          Adjustments on Changes in Stock

          In the event that the outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Epic Bancorp or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, dividend payable in common stock, or acquisition, or any similar transaction, in which Epic Bancorp receives no additional consideration other than shares or other securities, an appropriate adjustment will be made by the Board of Directors in the number and kind of shares for the purchase of which options may be granted under the Plan and limitations on the number of shares for the purchase of which options may be granted to an individual in a calendar year.  In addition, the Board of Directors will make an appropriate adjustment in the number and kind of shares as to which outstanding options or portions of options then unexercised, will be exercisable, so that any participant’s proportionate interest in Epic Bancorp by reason of rights under unexercised portions of such option will be maintained as before the occurrence of such an event.  The adjustment in outstanding options will be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment, if necessary, in the price per share.

          In the event of a dissolution or liquidation of Epic Bancorp, a merger, consolidation, acquisition, or other reorganization involving Epic Bancorp or a subsidiary, in which Epic Bancorp or the subsidiary is not the surviving or resulting corporation, or a sale by Epic Bancorp of all or substantially all of its assets, the Board of Directors will cause the termination of all options outstanding under the Plan as of the effective date of the transaction, provided, however, that not less than 30 days written notice of the expected effective date of the transaction will be given to each optionee, and each optionee will have the right, on the effective date of the termination, to exercise his or her option as to all or any part of the shares covered by the option, including shares as to which the option would not otherwise be exercisable.  In any event, the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender options to purchase its shares on its terms and conditions.

          Stock Appreciation Rights

          In connection with the grant of any stock option under the Plan, the Board of Directors may, in its sole discretion, also grant a stock appreciation right.  Under such a stock appreciation right, the optionee will have the right to surrender all or part of the unexercised portion of the stock option and exercise the stock appreciation right.  Upon such exercise of the stock appreciation right, the optionee will obtain an amount equal to the difference obtained by subtracting the aggregate exercise price of the shares subject to the stock option (or portion of the stock option) which has been surrendered from the market price at the time of execution.  If the

Board of Directors so determines, at the time of grant, it may impose additional conditions on the exercise of stock appreciation rights.

          The payment of a stock appreciation right will be made in shares of common stock.  In the event of the exercise of a stock appreciation right, the underlying stock option will be deemed to have been exercised for all purposes under the Plan, including the maximum number of shares that may be issued under the Plan.

          Additional Plan Terms

          Shareholder Rights; Assignability and Transferability

          No employee who has been awarded a stock option will have any shareholder rights with respect to the shares covered by the stock option until the earlier of the date the interest in the shares is recorded as a book entry on the records of Epic Bancorp or the date of issuance of a stock certificate for the shares.  A stock option may only be assigned or transferred as permitted by the Board of Directors.

          Amendment; Termination

          The Board of Directors may amend the Plan at any time, provided, that the amendment does not impair the rights of any eligible participant with respect to any outstanding award.  Some amendments may require shareholder approval.  The Board may suspend or terminate the Plan at any time.  No stock awards will be granted under the Plan after it is suspended or terminated.  Unless sooner terminated by the Board, the Plan will terminate on March 19, 2006.

          Tax Withholding

          Tax withholding obligations may be satisfied by the eligible participant (i) tendering a cash payment, (ii) authorizing Epic Bancorp to withhold shares of common stock from the shares of common stock otherwise issuable as a result of the exercise or acquisition of common stock under the stock award, or (iii) delivering to Epic Bancorp owned and unencumbered shares of common stock.

          Federal Income Tax Consequences

          The following is only a brief summary of the effect of U.S. federal income taxation on the Plan participants and Epic Bancorp.  This summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside.

          Incentive Stock Options

          No tax will be payable by the participant or Epic Bancorp at the time of grant or exercise of an incentive stock option that satisfies the requirements of Code Section 422.  The participant will recognize long term capital gain or loss on the sale or exchange of the shares acquired upon the exercise of the incentive stock option if the participant sells or exchanges the shares at least two years after the date grant and more than one year after the date of exercise.  If the participant sells or exchanges the shares earlier than the expiration of these two holding periods, then the participant will recognize ordinary income equal to the lesser of the difference between the exercise price of the option and the fair market value of the shares on the date of exercise or the difference between the sales price and the exercise price.  Any additional gain on the sale of the shares will be capital gain.  Epic Bancorp will be entitled to deduct the amount, if any, that the participant recognizes as ordinary income, subject to certain reporting requirements.

          Nonstatutory Stock Options and Stock Appreciation Rights

          No tax will be payable by the participant or Epic Bancorp at the time of grant of a nonstatutory stock option or stock appreciation right settled in stock. Upon exercise of a nonstatutory stock option or stock appreciation right, the excess, if any, of the fair market value of the shares with respect to which the award is exercised over the exercise price of the award will be treated for federal tax purposes as ordinary income.  Any profit or loss realized on the sale or exchange of the shares will be treated as a capital gain or loss.  Epic Bancorp will be entitled to deduct the amount, if any, by which the fair market value of the shares on the date of exercise exceeds the exercise price.

          Section 162(m)

          Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million.  Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  As described above, stock options and stock appreciation rights granted under the Plan qualify as “performance-based compensation” under Section 162(m).

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO 2003 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

          Epic Bancorp adopted the 2003 Non-Employee Directors’ Stock Option Plan (the “Plan”) to provide non-employee directors of Epic Bancorp and its subsidiaries the opportunity to acquire a proprietary interest in the success of Epic Bancorp and its subsidiaries by purchasing shares of Epic Bancorp common stock.  The Plan is intended to advance the interests of Epic Bancorp and its subsidiaries by encouraging stock ownership on the part of non-employee directors, by enabling Epic Bancorp and its subsidiaries to secure and retain the services of highly qualified persons as non-employee directors, and by providing such individuals with an additional incentive to make every effort to enhance the success of Epic Bancorp and its subsidiaries.  The Plan provides for the grant of nonstatutory stock options.

          We are asking the shareholders to approve amendments to the Plan, which the Board of Directors approved on April 18, 2005.

          In addition to certain technical, non-substantive changes, the amendments to the Plan increase by 50,000 the number of shares of common stock of Epic Bancorp available for issuance in connection with awards granted under the Plan from 60,000 shares to 127,000 shares of Common Stock.  The amendments also expand the class of eligible recipients of awards under the Plan to include non-employee directors of any subsidiary of Epic Bancorp; previously, participation in the Plan was limited to the non-employee directors of Tamalpais Bank and Epic Bancorp.

          The affirmative vote of the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting will be required to approve the amendments to the Plan.  Abstentions will be counted toward the tabulation of votes cast on the proposal presented to the shareholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

          General Plan Terms

          The description of the Plan below is qualified in its entirety by reference to the provisions of the Plan itself, which is attached as Appendix D to these proxy materials.

          Purpose of the Plan

          The purpose of the Plan is to retain the services of persons now serving as non-employee directors of Epic Bancorp and its subsidiaries, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of Epic Bancorp and its subsidiaries.

          Eligibility

          Non-employee directors of Epic Bancorp and its subsidiaries are eligible to receive awards under the Plan.

          Types of Awards

          Only nonstatutory stock options may be granted under the Plan.

          Share Reserve

          Subject to recapitalization adjustments, 127,000 shares of common stock will be reserved under the Plan as a result of the amendment to the Plan approved by the Board of Directors on April 18, 2005.  Prior to the amendment, 67,000 shares had previously been reserved for issuance under the Plan; the amendment will make an additional 50,000 shares of common stock available for issuance under the Plan.  If any outstanding option expires or is terminated, then the shares allocable to the unexercised or forfeited portion of the option may again be available for issuance under the Plan.

          Share Reserve as a Percent of Outstanding Common Stock

          3%

          Effective Date

          The amendments to the Plan were adopted by the Board of Directors on April 18, 2005 and will become effective subject to approval by shareholders under this Proposal 3.

          Administration.

          The Plan may be administered by the Board of Directors, or the Board of Directors may delegate the administration of the Plan to a committee.  The Board of Directors determines who will receive stock awards and the terms and conditions of such awards.  The Board of Directors also has the power to construe and interpret the Plan and awards granted under the Plan.  The interpretation and construction by the Board of Directors of the Plan or any stock award is final.  References to the Board of Directors in this summary also include, where appropriate, references to the applicable committee.

          Stock Options

          Term

          The term of each stock option granted under the Plan will be determined by the Board of Directors at the time of grant; however, no option granted under the Plan will have a term of more than 10 years from the date of grant.

          Exercise Price

          The exercise price of all options granted under the Plan will be at least 100% of the fair market value of the underlying stock on the date of grant.

For purposes of the Plan, fair market value shall mean, as of any date, the value of the common stock determined as follows:

(i)

If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing sales price on the market trading day immediately preceding the date of determination, if no sales were reported on the date of determination) as quoted on such exchange or market with the greatest volume of trading in the common stock) on the day of determination (or, if the day of determination does not fall on a market trading day, the market trading day immediately preceding the day of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)

In the absence of such markets for the common stock, the fair market value shall be determined in good faith by the Board in accordance with Section 409A of the Code and applicable regulations and guidance.

          Method of Exercise

          Stock options may be exercised by payment in cash or, with the prior written consent of Epic Bancorp, in previously owned shares of common stock of Epic Bancorp.

          Transferability

          Nonstatutory stock options are transferable upon death or divorce.

          Vesting

          The time at which an option vests will be determined by the Board of Directors at the time of grant.

          Termination of Employment

          In the event an optionee terminates service with Epic Bancorp and its subsidiaries, the optionee may exercise the vested portion of the option until the earlier of the expiration of the term of the option or the date one month after the termination of service.  If an optionee terminates service with Epic Bancorp and its subsidiaries due to death or disability, the optionee may exercise the vested portion of the option until the earlier of the expiration of the term of the option or the date one year after the termination of employment.  For this purpose, disability means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

          Adjustments on Changes in Stock

          In the event that the outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Epic Bancorp or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, dividend payable in common stock, or acquisition, or any similar transaction, in which Epic Bancorp receives no additional consideration other than shares or other securities, an appropriate adjustment will be made by the Board of Directors in the number and kind of shares for the purchase of which options may be granted under the Plan.  In addition, the Board of Directors will make an appropriate adjustment in the number and kind of shares as to which outstanding options or portions of options then unexercised, will be exercisable, so that any participant’s proportionate interest in Epic Bancorp by reason of rights under unexercised portions of such option will be maintained as before the occurrence of such an event.  The adjustment in outstanding options will be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment, if necessary, in the price per share.

          In the event of a dissolution or liquidation of Epic Bancorp, a merger, consolidation, acquisition, or other reorganization involving Epic Bancorp or a subsidiary, in which Epic Bancorp or the subsidiary is not the surviving or resulting corporation, or a sale by Epic Bancorp of all or substantially all of its assets, the Board of Directors will cause the termination of all options outstanding under the Plan as of the effective date of the transaction, provided, however, that not less than 30 days written notice of the expected effective date of the transaction will be given to each optionee, and each optionee will have the right, on the effective date of the termination, to exercise his or her option as to all or any part of the shares covered by the option, including shares as to which the option would not otherwise be exercisable.  In any event, the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender options to purchase its shares on its terms and conditions.

          Additional Plan Terms

          Shareholder Rights; Assignability and Transferability

          No individual who has been awarded a stock option will have any shareholder rights with respect to the shares covered by the stock option until the earlier of the date the interest in the shares is recorded as a book entry on the records of Epic Bancorp or the date of issuance of a stock certificate for the shares.  A stock option may only be assigned or transferred as permitted by the Board of Directors.

          Amendment; Termination

          The Board of Directors may amend the Plan at any time, provided, that the amendment does not impair the rights of any eligible participant with respect to any outstanding award.  Some amendments may require shareholder approval.  The Board may suspend or terminate the Plan at any time.  No stock awards will be granted under the Plan after it is suspended or terminated.  Unless sooner terminated by the Board, the Plan will terminate on June 16, 2013.

          Tax Withholding

          In connection with each option granted under the Plan, a non-employee director must make arrangements satisfactory to Epic Bancorp to ensure that the amount of federal or other tax withholding required to be withheld with respect to any issuance or transfer of shares is made available to Epic Bancorp for the payment of such tax.

          Federal Income Tax Consequences

          The following is only a brief summary of the effect of U.S. federal income taxation on the Plan participants and Epic Bancorp.  This summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside.

          Nonstatutory Stock Options

          No tax will be payable by the participant or Epic Bancorp at the time of grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the excess, if any, of the fair market value of the shares with respect to which the award is exercised over the exercise price of the award will be treated for federal tax purposes as ordinary income.  Any profit or loss realized on the sale or exchange of the shares will be treated as a capital gain or loss.  Epic Bancorp will be entitled to deduct the amount, if any, by which the fair market value of the shares on the date of exercise exceeds the exercise price.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors of Epic Bancorp has selected and appointed Vavrinek, Trine, Day & Company LLP, independent public accountants, to examine the financial statements of Epic Bancorp for the year ending December 31, 2005.  In recognition of the important role of the independent auditor, the Board of Directors has determined that its selection of the independent auditor should be submitted to the shareholders for review and ratification on an annual basis.  The Board of Directors expects that a representative of Vavrinek, Trine, Day & Company LLP will be in attendance at the Annual Meeting and will be provided the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions of shareholders.

          During the fiscal year ended December 31, 2004, Vavrinek, Trine, Day & Company LLP provided professional services in connection with the review of the review of theQuarterly Reports on Form 10-QSB filed during 2004, preparation for the audit of financial statements of Epic Bancorp for the fiscal year ended December 31, 2004, and consulted with Epic Bancorp’s management regarding year end tax planning.

Fees Paid to Independent Auditors

          For 2004, the Audit Committee considered and deemed the services provided by Vavrinek, Trine, Day & Company LLP, the Company’s independent auditor, compatible with maintaining the principal accountant’s independence.  During the fiscal year ended December 31, 2004 and 2003, fees paid to Vavrinek, Trine, Day & Company LLP totaled $162,420 and consisted of the following:

For the year ended December 31,	2004	2003

Audit Fees (1)	$63,990	$41,200
Tax Fees (2)	5,250	1,130
All Other Fees (3)	1,310	49,540

Total fees	$70,550	$91,870

1.

Audit fees consist of fees incurred in connection with the audit of the Bancorp’s annual financial statements and the review of the financial statements included in the Bancorp’s quarterly reports filed with the Commission, as well as work generally provided by the independent auditor, such as statutory audits, consents and review of documents filed with the Commission for the Bancorp and the Bank.

2.	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

3.	Consultation and planning services provided in the preparation of the Company’s SEC Form SB-2 Registration Statement.

          For the fiscal year 2004 the Audit Committee considered and deemed the services provided by Vavrinek, Trine, Day & Company LLP compatible with maintaining the principle accountant’s independence.  The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from our independent public accountant.

          Vavrinek, Trine, Day & Company LLP will be represented at the Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Committee’s Pre-Approval Policies and Procedures

          All services provided by Vavrinek, Trine, Day & Company, LLP require the pre-approval of the Epic Bancorp’s Audit Committee.  All tax related services and all other services provided by Vavrinek, Trine, Day & Company, LLP for 2003 and 2004 were pre-approved by the Audit Committee.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF VAVRINEK, TRINE, DAY & COMPANY LLP AS EPIC BANCORP’S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2005. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND ENTITLED TO VOTE AT THIS MEETING, ASSUMING A QUORUM IS PRESENT.

ANNUAL REPORT ON FORM 10-KSB

          The Annual Report on Form 10-KSB of Epic Bancorp for the fiscal year ending December 31, 2004 is being mailed simultaneously with this Proxy Statement.

          Additional copies of Epic Bancorp’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2004, which was filed with the SEC, are available from Epic Bancorp without charge by writing to Michael Moulton, Chief Financial Officer, Epic Bancorp, 851 Irwin Street, San Rafael, California 94901.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

          It is anticipated that the next year’s Annual Meeting of Shareholders will be held on May 22, 2006.  The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2006 Annual Meeting of Shareholders is January 5, 2006.  Additionally, with respect to any proposal by shareholders not submitted for inclusion in Epic Bancorp’s Proxy Statement, if notice of such proposal is not received by February 28, 2006, such notice will be considered untimely, and Epic Bancorp’s proxy holders shall have discretionary authority to vote on such proposal.

ADDITIONAL INFORMATION

          Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC.  Epic Bancorp electronically files the following reports with the SEC: Form 10-KSB (Annual Report), Form 10-QSB (Quarterly Report), Form 11-K (Annual Report for Employees’ Stock Purchase and Savings Plans), Form 8-K (Report of Unscheduled Material Events), and Form DEF 14A (Proxy Statement).  It may file additional forms.  The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed.  Additionally, all forms filed with the SEC and additional shareholder information is available free of charge on our website: www.epicbancorp.com.  Epic Bancorp posts these reports to its website as soon as reasonably practicable after filing them with the SEC.  None of the information on or hyperlinked from Epic Bancorp’s website is incorporated into this proxy statement.

OTHER MATTERS

          The Board of Directors knows of no other matters which will be brought before the Meeting but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies.  All shares represented by duly executed Proxies will be voted at the Meeting.

EPIC BANCORP,
a California corporation,

/s/ William Jeffery Tappan

San Rafael, California	William Jeffery Tappan, Secretary
May 2, 2005

APPENDIX A

REPORT OF AUDIT COMMITTEE

          The Audit Committee of Epic Bancorp Board of Directors (the “Audit Committee”) is composed of three independent directors and operates under a written charter adopted by the Board of Directors.  The members of the Audit Committee are Richard E. Smith, CPA, as chair, Carolyn B. Horan, Ed.D, and, Allan G. Bortel, CFA.  Beginning in April 2005, H. Robert Heller, Ph.D. will serve on the Audit Committee. The Audit Committee appoints Epic Bancorp’s independent accountants.

          Management is responsible for Epic Bancorp’s internal controls and the financial reporting process.  The independent accountants, Vavrinek, Trine, Day & Company LLP, are responsible for performing an independent audit of Epic Bancorp’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

          In this context, the Audit Committee has met and held discussions with management and Vavrinek, Trine, Day & Company LLP. Management represented to the Audit Committee that Epic Bancorp’s consolidated financial statements for the year ended December 31, 2004 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these consolidated financial statements with management and Vavrinek, Trine, Day & Company LLP.  The Audit Committee discussed with Vavrinek, Trine, Day & Company LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          Vavrinek, Trine, Day & Company LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Vavrinek, Trine, Day & Company LLP that firm’s independence. We have considered whether the provision of services by Vavrinek, Trine, Day & Company LLP not related to the audit of the financial statements referred to above and to the reviews of quarterly financial statements included in Epic Bancorp’s 10-QSBs filed in 2004 , is compatible with maintaining Vavrinek, Trine, Day & Company LLP’s  independence.

          Based on the Audit Committee’s discussion with management and Vavrinek, Trine, Day & Company LLP and the Audit Committee’s review of the representation of management and the report of Vavrinek, Trine, Day & Company LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Epic Bancorp’s Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the Federal Deposit Insurance Corporation.

          Respectfully submitted by the Audit Committee,

          Richard E. Smith, Carolyn B. Horan, and Allan G. Bortel

APPENDIX B

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The goals of the Company’s executive compensation program are to attract and retain high caliber executives, provide compensation in a cost efficient manner, encourage executive ownership of Company Common stock and motivate executives to maximize returns to shareholders, both annually and over the long-term.

Executive Compensation Philosophy

          The Company and the Bank believe that a well-designed and administered executive compensation program is a key component in the attainment of their financial objectives.  The goal of the executive compensation program is to link it directly to the achievement of short and longer-term corporate growth and profitability targets and maximize shareholder value.  The Company and the Bank use a program of cash compensation, equity, working conditions, and benefits to attain this goal.

Compensation Committee

          The Compensation Committee is responsible for administering the Bank’s executive compensation program, including the Bonus Award Plan for CEO and President.   The Committee is composed exclusively of independent, non-employee directors who are not eligible to participate in the Bank’s Bonus Award Plan for CEO and President.

Pay for Results and Performance

          Executive compensation levels are established via external surveys of the competitive compensation practices and performance of a peer group of similar, publicly-held, independent community banks in California.  From time to time an outside consultant has also bee engaged.

          Annual incentive compensation is based on the Bank’s attainment of operating results in areas of corporate profitability, credit quality, and regulatory compliance.

          The Company’s Board of Directors approved a Bonus Award Plan for CEO & President in 2004 to provide annual cash incentive awards to senior executive officers based on meeting measurable criteria. In order to protect shareholder interests, the plan requires above average performance as demonstrated by meeting minimum return on assets and equity before any incentive award is paid.  The Plan also identifies certain key operating ratios as benchmarks which also must be met.

          The stock option program rewards executive contribution over time and, via the vesting schedule, is designed to retain key executives.  By encouraging a longer-term ownership position in the Common Stock, the plan closely aligns executive rewards with that of the shareholder.  The Company grants stock options from time to time to its senior officers based on performance.

          The Company and the Bank also provide a competitive program of benefits for its executives which are tax-efficient and cost effective.

          The Company and the Bank believe that base compensation is competitive within the industry peer group and that performance-based incentive compensation and stock option programs create a strong linkage between Company and Bank management and shareholder.

Chief Executive Officer Compensation

          Ms. Cole received a base salary of $215,000 for 2004 and received an award of $150,971 under the Bonus Award Plan for CEO & President.  Ms. Cole also received 41,000 options to purchase Company stock that fully vest over five years and that have a strike price of $13.00 per share.  Mr. Garwood received a base salary of $215,000 for 2004 and received an award of $150,971 under the Bonus Award Plan for CEO & President.  Mr. Garwood also received 41,000 options to purchase Company stock that fully vest over five years and that have a strike price of $13.00 per share.

Respectfully submitted by the Compensation Committee,
Allan G. Bortel, Carolyn B. Horan and Richard E. Smith

APPENDIX C

EPIC BANCORP

AMENDED AND RESTATED
EMPLOYEE INCENTIVE STOCK OPTION AND
STOCK APPRECIATION RIGHT PLAN
(as amended effective June 20,  2005)

I.        PURPOSE

          The purpose of this Amended and Restated Employee Incentive Stock Option and Stock Appreciation Right Plan (“Plan”) is to provide a means whereby employees of EPIC Bancorp (the “Corporation”), or of other corporations which are or may hereafter become subsidiaries of the Corporation, within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (“Subsidiaries”), may be given an opportunity to purchase shares of common stock (“Common Stock”) of the Corporation.  The Plan is intended to advance the interests of the Corporation and the Subsidiaries by encouraging stock ownership on the part of key employees, by enabling the Corporation and the Subsidiaries to secure and retain the services of highly qualified persons as employees, and by providing such employees with an additional incentive to make every effort to enhance the success of the Corporation and the Subsidiaries.

On May 17, 2004, the Corporation restated the Plan to incorporate all prior amendments and revisions thereto.  On April 18, 2005, the Board of Directors of the Corporation amended the Plan, subject to approval by the shareholders of the Corporation at the 2005 annual meeting of the Corporation, to increase the number of shares available for issuance under the Plan and to include provisions necessary for awards granted under the Plan to qualify as performance-based compensation under Section 162(m) of the Code.

II.      AGGREGATE LIMITATION ON AWARDS

          Authorized and unissued shares of Common Stock may be issued under the Plan.  The maximum number of shares of Common Stock that may be issued shall be Six Hundred Seventeen Thousand Eight Hundred Twenty-Five (617,825) shares, subject to adjustment as provided in subsection 7(g) of this Plan.  For purposes of calculating the aggregate number of shares of Common Stock which may be issued under the Plan:

                              A.          Shares of Common Stock applicable to the unexercised portions of options which have terminated or expired, except as provided in subsection (b) below, may again be made subject to stock options (“Options”) under the Plan, if at such time Options may still be granted under the Plan;

                              B.          Shares covered by the Options terminated upon the exercise of a Stock Appreciation Right shall not be available for granting further Options under this Plan; and

                              C.          Only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an Option.

                              D.          At no time shall the total number of shares issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan of the Corporation exceed thirty percent (30%) of the then outstanding shares of the Common Stock, calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Code of Regulations, or successor statute or regulation.

III.          ADMINISTRATION

                              A.          The Plan shall be administered by the Board of Directors of the Corporation (the “Board”), or by a committee of the Board to which such administration is delegated by the Board (the “Committee”).  Such Committee shall be comprised of three (3) or more individual directors.  Minutes of the meetings of the Board or the Committee with respect to the grant of Options and the administration of the Plan shall be kept as minutes of any other meeting, and the names of the directors who vote or who abstain from voting shall be noted therein.  References herein to the Board shall be deemed to mean the Committee if authority has been delegated to it, except that the authority to terminate, modify or amend the Plan may not be delegated to the Committee.

                              B.          The Board shall have plenary authority in its discretion to:

                                            1.          determine the employees of the Corporation and/or the Subsidiaries who are within that class set forth herein as “participants;”

                                            2.          grant awards provided in the Plan in such form and amount as the Board shall determine;

                                            3.          impose such limitations, restrictions and conditions upon any such award as the Board shall deem appropriate; and

                                            4.          interpret the Plan, and to prescribe, amend, and rescind rules and regulations relating to it, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

                              C.          At any such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more “outside directors.”  In accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended, (the “Code”), and/or solely of two or more “non-employee directors,” in accordance with Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended ( the “Exchange Act”).  Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not “outside directors” the authority to grant awards to eligible persons who are either (a) not then “covered employees” (as defined in Code Section 162(m)) and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (b) not persons with respect to whom the Corporation wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not “non-employee directors” the authority to grant awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

To the extent that Options are granted hereunder as “incentive stock options,” the Plan shall be administered so as to qualify such options as incentive stock options, as defined in Section 422 and other applicable sections of the Code and the regulations promulgated thereunder.  All questions of interpretation and application of the Plan and of any Options granted under it shall be determined by the Board and such determination shall be final and binding upon all persons.  No member of the Board shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner and to the extent permitted by applicable law.

IV.          ELIGIBILITY

                              A.          All employees of the Corporation or its Subsidiaries shall be eligible to participate in the Plan as and when selected by the Board; provided however, that any Options granted will not vest until the employee has worked with the Corporation or its Subsidiaries for a least one (1) year.

                              B.          Subject to the provisions of Section 7(g) relating to adjustments upon changes in the shares of Common Stock, no employee shall be eligible to be granted Options and Stock Appreciation Rights covering more than One Hundred Thousand (100,000) shares of Common Stock during any calendar year.

V.          TYPES OF AWARDS UNDER THE PLAN.

               Awards under the Plan may be in the form of any one or both of the following:

                              A.          Options, as described in Section 6, which may be designated as “incentive stock options,” as defined in Section 422 of the Code, or as “non incentive stock options,” as may be determined by the Board; and/or

                              B.          Stock Appreciation Rights, as described in Section 8.

VI.          AWARD OF STOCK OPTIONS.

               Options may be granted under the Plan from time to time, but not after March 19, 2006.  The grant of Options hereunder shall be subject to the following limitations:

                              A.          No “incentive stock option,” as defined in Section 422 of the Code, may be granted hereunder to any participant who, on the date such option is granted owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, or its parent or subsidiary corporations (a “Ten Percent Shareholder”), if any, unless the exercise price of such Option is equal to at least one hundred and ten percent (110%) of the fair market value of the shares of the

Corporation’s Common Stock on the date such option is granted and such Option is not exercisable after the expiration of five (5) years from the date of grant.

For purposes of the Plan, fair market value shall mean, as of any date, the value of the Common Stock determined as follows:

                             (1)           If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of Common Stock shall be the closing sales price for such stock (or the closing sales price on the market trading day immediately preceding the date of determination if no sales were reported on the date of determination) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or, if the day of determination does not fall on a market trading day, the market trading day immediately preceding the day of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable.

                             (2)           In the absence of such markets for the Common Stock, the fair market value shall be determined in good faith by the Board in accordance with Section 409A of the Code and applicable regulations and guidance.

                              B.          The aggregate fair market value (determined as of the date an Option is granted) of the shares with respect to which “incentive stock options,” as defined in Section 422 of the Code, are exercisable for the first time by any optionee during any calendar year shall not exceed one hundred thousand dollars ($100,000).  Fair market value for this purpose shall be determined in the manner provided in subsection 7(a) of this Plan.

In making any determination as to the employees of the Corporation or the Subsidiaries to whom Options shall be granted and as to the number of shares to be covered by such Options, the Board shall take into account the duties of the respective participants, their present and potential contributions to the success, profitability and sound growth of the Corporation or the Subsidiaries, and such other factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

VII.          TERMS AND CONDITIONS OF OPTIONS

          Except as may be otherwise provided in any agreement containing Option provisions which is specifically approved by the Board, Options granted pursuant to the Plan shall be evidenced by agreements in such form, not inconsistent with the Plan, as the Board shall from time to time approve.  Each agreement shall designate whether the Option is granted as an “incentive stock option” or as a “non incentive stock option”.  Such agreements shall contain the substance of the following terms and conditions:

                              A.          Option Price.  The price to be paid upon exercise of the Option shall be not less than the fair market value of the shares of the Common Stock of the Corporation on the date such Option is granted .

                              B.          Term of Option.  Subject to the requirements of subsection 6(a) regarding Ten Percent Shareholders and subsection 7(f) regarding termination of employment, each Option granted under the Plan shall expire ten (10) years from the date the Option is granted, unless a shorter period is determined by the Board.

                              C.          Vesting and Exercisability of Options.  Each Option granted under the Plan shall vest and become exercisable at the time determined by the Board and set forth in the agreements; provided, however, that Options granted to employees other than officers of the Corporation, as defined in the Corporation’s Bylaws, and to employees other than officers of the Subsidiaries, as defined in the respective Subsidiary’s Bylaws, shall vest at the rate of at least twenty percent (20%) of the shares subject thereto per year over five (5) years from the date of grant of the Option.

                              D.          Manner of Exercise.

                                 1.          To the extent that the right to purchase shares has accrued hereunder, Options may be exercised from time to time by written notice to the Corporation stating the number of shares with respect to which the Option is being exercised, and the time of the delivery thereof, which shall not be less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon.  Shares of Common Stock purchased under Options shall, at the time of the notice specifying the date of delivery, be paid for in full, in cash or, with the prior written consent of the Corporation, in whole or in part through the surrender of previously owned shares of Common Stock.  To the extent payment is being made with cash, the optionee shall deliver a certified or official bank check or the equivalent thereof acceptable to the Corporation.  If shares of Common Stock are tendered as payment, such shares shall be valued at their fair market value, determined as provided in subsection 7(a) above, as of the date of the notice given to the Corporation by the optionee with respect to such exercise.

                                 2.          At the time specified in the notice for delivery of the certificate, the Corporation shall, without transfer or issue tax to the optionee (or other person entitled to exercise the Option), deliver to the optionee (or other person entitled to exercise the Option) at the principal office of the Corporation, or such other place as shall be mutually acceptable, a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with any requirements of law.  If the optionee (or other person entitled to exercise the Option) fails to pay for all or any part of the number of shares specified in such notice or fails to accept delivery of such shares upon tender of delivery thereof, the right to exercise the Option with respect to such undelivered shares may be terminated.  The Board may require that a partial exercise of an Option may be for no less than a stated minimum number of shares.

                              E.          Non Assignability of Option Rights.  No Option shall be assignable or transferable otherwise than by will or the laws of descent and distribution.  During the life of an optionee, an Option shall be exercisable only by the optionee.

                              F.          Termination of Employment.  In the event that an optionee is no longer an employee of the Corporation or one of its Subsidiaries, the optionee may exercise his or her Option (to the extent that the optionee was entitled to exercise such Option as of the date of termination of employment) within the period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the agreement setting forth the terms and conditions of the Option or (ii) the date thirty (30) days following the date of the termination of employment.  Notwithstanding the foregoing, in the event that an optionee’s employment with the Corporation and its Subsidiaries terminates as a result of the Disability (as defined below) or the death of the optionee, then the Option may be exercised (to the extent that the optionee was entitled to exercise such Option as of the date of Disability or death) within the period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the agreement setting forth the terms and conditions of the Option or (ii) the date six (6) months following the date of termination of employment due to Disability or death.  For these purposes, Disability means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

          In the event that an optionee is no longer an employee of the Corporation or one of its Subsidiaries, any remaining tandem Stock Appreciation Rights shall be considered exercised under subsection 8(f) of the Plan.

                              G.          Adjustments or Changes in Stock.

                                 1.          In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, dividend payable in common stock, or acquisition, or any similar transaction, in which the Corporation receives no additional consideration other than shares or other securities, appropriate adjustment shall be made by the Board in the number and kind of shares for the purchase of which Options may be granted under the Plan and limitations on the number of shares for the purchase of which Options may be granted to an individual in a calendar year.  In addition, the Board shall make appropriate adjustment in the number and kind of shares as to which outstanding Options or portions thereof then unexercised, shall be exercisable, so that any participant’s proportionate interest in the Corporation by reason of rights under unexercised portions of such Option shall be maintained as before the occurrence of such event.  Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option and with a corresponding adjustment, if necessary, in the price per share.

                                 2.          In the event of a dissolution or liquidation of the Corporation, a merger, consolidation, acquisition, or other reorganization involving the Corporation or a principal Subsidiary, in which the Corporation or such principal Subsidiary is not the surviving or resulting corporation, or a sale by the Corporation of all or substantially all of its assets, the Board shall cause the termination of all Options outstanding hereunder as of the effective date of such transaction, provided, however, that not less than thirty (30) days written notice of the expected effective date of such transaction shall be given to each optionee, and each optionee shall have the right, on the effective date of such termination, to exercise his or her Option as to all or any part of the shares covered thereby, including shares as to which such Option would not otherwise be exercisable.  In any event, the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender Options to purchase its shares on its terms and conditions.

                              H.          Restrictions on Shares; Notification of Sale.

                                  1.          Each option agreement shall contain an agreement by the optionee that if he or she at any time contemplates the disposition of any of the stock acquired pursuant to the Plan, he or she shall first notify the Corporation of such proposed disposition and shall thereafter cooperate with the Corporation in complying with all applicable requirements of law which, in the opinion of the Corporation, must be satisfied prior to the making of such disposition.

                                  2.          The agreements setting forth the terms and conditions of Options granted under this Plan may require that a participant acquire Common Stock upon exercise only for investment and not for resale or distribution, and restrict transfer of the Common Stock so received as may be necessary under applicable securities laws.

                              I.          Withholding Taxes.  Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.  Alternatively, the Corporation may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements.  For withholding tax purposes, the shares of Common Stock shall be valued as provided in subsection 7(a) on the date the withholding obligation is incurred.

VIII.          STOCK APPRECIATION RIGHTS

                              A.          Award of Stock Appreciation Rights.  Concurrently with or subsequent to the award of any Option, the Board may, subject to the provisions of the Plan and such other terms and conditions as the Board may prescribe, award to the optionee a related tandem Stock Appreciation Right permitting the optionee to be paid the appreciation on the Option in lieu of exercising the Option.  The number of shares covered by such Stock Appreciation Rights shall not exceed the number of shares covered by the related Option.   Stock Appreciation Rights shall be evidenced by written agreements in such form as the Board may from time to time determine.

                              B.          Exercise of Stock Appreciation Rights.  An optionee who has been granted a Stock Appreciation Right may, from time to time, to the extent the related Option is exercisable, elect to exercise the Stock Appreciation Right for all or part of the shares covered by such Stock Appreciation Right and thereby become entitled to receive, in Common Stock, payment as determined pursuant to subsections 8(d) and 8(e).  An exercise of an Option as to a number of shares shall cause a correlative reduction in the Stock Appreciation Rights held by the participant with respect to such Option of the same number of shares, and the exercise of a Stock Appreciation Right for a number of shares shall cause a correlative reduction in the number of shares covered by the related Option.  Stock Appreciation Rights shall be exercisable only to the same extent and subject to the same conditions as the Options related thereto are exercisable, and only when the fair market value of a share of Common Stock, determined as provided in subsection 7(a) of this Plan exceeds the exercise price of the related Option.  The Board may, in its discretion, prescribe additional conditions to the exercise of any Stock Appreciation Rights.

                              C.          Manner of Exercise of Stock Appreciation Rights.  An optionee wishing to exercise a Stock Appreciation Right shall give written notice of such exercise to the Corporation, stating the number of shares as to which Stock Appreciation Rights are being exercised, which notice shall be forwarded to the Board.  The date the Corporation receives the written notice of exercise hereunder is referred to herein as the Exercise Date.  All Stock Appreciation Right shall be paid in Common Stock.  Upon receipt of the notice of exercise, the Corporation shall, without transfer or issue tax to the optionee or other person entitled to exercise the Stock Appreciation Right, deliver to the person exercising such right a certificate or certificates for shares of the Corporation’s Common Stock.

                              D.          Amount of Payment.  The amount of payment in shares, to which an optionee shall be entitled upon the exercise of a Stock Appreciation Right shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the Exercise Date, determined as provided in subsection 7(a) of this Plan, exceeds the exercise price of the Option related to said Stock Appreciation Right, times the number of shares of Common Stock as to which the Stock Appreciation Right is being exercised.

                              E.          Form of Payment.  Shares shall be paid by delivery of a certificate or certificates for the number of shares determined by dividing the amount of payment determined pursuant to subsection 8(d) by the fair market value of a share of Common Stock on the Exercise Date of such Stock Appreciation Right.  As soon as practicable after exercise, the Company shall deliver to the optionee a certificate or certificates for such shares of Common Stock.  All such shares shall be issued with the restrictions specified in subsection 7(h).

                              F.          Term.  A Stock Appreciation Right may be exercised only while the related Option is exercisable.  If, as of the date on which an Option to which a Stock Appreciation Right related expires, any part of such related Option has not been and on that date is not exercised, all remaining related equivalent Stock Appreciation Rights shall be considered exercised as of that date and any positive amount determined under subsection (d) above shall be paid to the optionee in shares.

                              G.          Termination of Employment.  Upon termination of the optionee’s employment, including by reason of disability or death, Stock Appreciation Rights shall immediately and automatically terminate; provided, however, that any remaining tandem Stock Appreciation Rights shall be considered exercised under subsection (f) above.

                              H.          Assignability.  No Stock Appreciation Right shall be assignable or transferable otherwise than by will or the laws of descent and distribution.  During the life of a participant, a Stock Appreciation Right shall be exercisable only by the participant.

IX.     EFFECTIVE DATE AND TERMINATION OF PLAN

                              A.          Effective Date.  The Plan shall become effective, and Options and Stock Appreciation Rights may be granted hereunder, upon approval by the Board, and Options and Stock Appreciation Rights may be exercised hereunder upon the approval of the Plan and related matters by the shareholders of the Corporation.

                              B.          Termination of Plan.  The Plan shall terminate on March 19, 2006, and no further Options may be granted under the Plan.  Termination of the Plan shall not, without the written consent of the optionee, alter or impair any of the rights or obligations under any Option or Stock Appreciation Rights theretofore granted under the Plan.

X.     AMENDMENTS

          The Plan may be terminated at any time, or from time to time may be modified or amended, by the shareholders of the Corporation.  In addition, the Board may terminate the Plan at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable, or to conform to any requirements of the laws and regulations relating to the Corporation or in any other respect; provided, however, that no such action of the Board may, without the approval of the shareholders, amend the Plan in any manner which would have the effect of preventing Options issued under the Plan from being “incentive stock options” as defined in Section 422 of the Code, or alter the provisions of the Plan so as to (a) increase, other than pursuant to the adjustment provisions of Section 7(g) hereof, the maximum number of shares as to which Options may be granted under the Plan; (b) add a new class of participants; (c) decrease the exercise price specified by Section 7(a) hereof; (d) extend the term of the Plan or the maximum term of options granted hereunder; (e) withdraw the administration of the Plan from the Board; or (f) modify the provisions of the Plan relating to Code Section 162(m).  The foregoing authority and power of the Board to terminate or modify or amend the Plan may not be delegated to the Committee pursuant to Section 3(a) of this Plan.

XI.     USE OF PROCEEDS

          The proceeds from the sale of Common Stock pursuant to the exercise of Options will be used for the Corporation’s general corporate purposes.

XII.    NO OBLIGATION TO EXERCISE OPTION

           The grant of an Option hereunder shall impose no obligation upon the optionee to exercise such Option.

XIII.   RESTRICTION ON ISSUANCE OF SHARES

           The Corporation shall not be obligated to issue any shares pursuant to any stock option and any shares issued pursuant thereto shall not be validly issued until there has been compliance with the laws, rules and regulations relating to the issuance of such shares.

XIV.   RIGHTS AS A SHAREHOLDER

           Optionees shall have no rights as Shareholders with respect to any shares of Common Stock of the Corporation until the date of issuance of a stock certificate to such optionee for such shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as otherwise provided in subsection 7(g) hereof.

XV.    RIGHT TO TERMINATE EMPLOYMENT

          Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Corporation or any of the Subsidiaries or effect any right which the Corporation or any of the Subsidiaries may have to terminate the employment of such participant.

XVI.   FINANCIAL INFORMATION.

           The Corporation shall annually deliver financial statements of the Corporation to all optionees to whom such delivery is required by Section 260.140.46 of the California Code of Regulations, or successor statute or regulation.

Epic Bancorp
2003 Non-Employee Directors’ Stock Option Plan
Adopted on June 17, 2003
Approved by Shareholders on July 15, 2003
(as amended effective June 20,  2005)

XVII.     PURPOSE.

               A.          The purpose of the Epic Bancorp 2003 Non-Employee Directors’ Stock Option Plan (the “Plan”) is to provide a means by which each member of the board of directors of Epic Bancorp (the “Company”) and each member of the board of directors of each Subsidiary who is not otherwise an employee of the Company or of any Subsidiary (each such person being hereafter referred to as a “Non-Employee Director”) shall be given an opportunity to purchase stock of the Company.

               B.          The word “Subsidiary” as used in the Plan means a subsidiary corporation of the Company as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

               C.          The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

XVIII.     ADMINISTRATION.

               A.          The Plan shall be administered by the board of directors of the Company (the “Board”) unless and until the Board delegates administration to a committee, as provided in subsection 2(b).

               B.          The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Committee shall consist of two or more individuals who are “non-employee directors” under Rule 16b-3 or its successor (“Rule 16b-3”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and who qualify the Committee to administer the Plan as contemplated under Rule 16b-3.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

XIX.     SHARES SUBJECT TO THE PLAN.

               A.          Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate one hundred twenty-seven thousand (127,000) shares of the Company’s common stock.  If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

               B.          The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

               C.          At no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) of the then outstanding shares of the Company’s common stock, calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Code of Regulations, or successor statute or regulation.

XX.     ELIGIBILITY.

Options shall be granted only to Non-Employee Directors of the Company and its Subsidiaries.

XXI.     OPTION PROVISIONS.

               All options granted under the Plan shall be nonstatutory stock options.  No incentive stock options within the meaning of Section 422 of the Code shall be granted under the Plan.  The terms of options granted pursuant to the Plan shall be set forth in an option agreement (the “Stock Option Agreement”). Options granted pursuant to the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan or with applicable law, as the Board (or the Committee, if applicable) shall determine.

               A.          The term of each option commences on the date it is granted and, unless sooner terminated, as set forth herein, expires on the date (“Expiration Date”) ten (10) years from the date of grant.  If the optionee’s service as a Non-Employee Director terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date specified in the Stock Option Agreement, provided that such date in the Stock Option Agreement is at least one month following the date of termination of such service.  Notwithstanding the foregoing, if such termination of service is due to the optionee’s death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), the option shall terminate on the earlier of the Expiration Date or one (1) year following the date of the optionee’s death or permanent and total disability.  In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Employee Director only as to that number of shares as to which the option was vested and exercisable on the date of termination of all such service under the provisions of subsection 5(b) and the Stock Option Agreement.

               B.          An option shall vest and become exercisable as set forth in the Stock Option Agreement.

               C.          The exercise price of each option shall be one hundred percent (100%) of the fair market value of the common stock subject to such option on the date such option is granted.

For purposes of the Plan, fair market value shall mean, as of any date, the value of the common stock determined as follows:

(i)

If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing sales price on the market trading day immediately preceding the date of determination, if no sales were reported on the date of determination) as quoted on such exchange or market with the greatest volume of trading in the common stock) on the day of determination (or, if the day of determination does not fall on a market trading day, the market trading day immediately preceding the day of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)

In the absence of such markets for the common stock, the fair market value shall be determined in good faith by the Board in accordance with Section 409A of the Code and applicable regulations and guidance.

               D.          Manner of Exercise.

              1.          To the extent the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the number of shares with respect to which the option is being exercised, and the time of the delivery thereof, which shall not be less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon.  Shares of common stock of the Company purchased under options granted under the Plan shall, at the time of the notice specifying the date of delivery, be paid for in full in cash or, with the prior written consent of the Company, in whole or in part through the surrender of previously owned shares of common stock of the Company.  To the extent payment is being made with cash, the optionee shall deliver a certified or official bank check or the equivalent thereof acceptable to the Company.  If shares of common stock are tendered as payment, such shares shall be valued at their fair market value, determined as provided above, as of the date of the notice given to the Company by the optionee with respect to such exercise.

              2.          At the time specified in the notice for delivery of the certificate, the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or other person entitled to exercise the option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.  If the optionee (or other person entitled to exercise the option) fails to pay for all or any part of the number of shares specified in such notice or fails to accept delivery of such shares upon tender of delivery thereof, the right to exercise the option with respect to such undelivered shares may be terminated.  The Board may require that a partial exercise of an option may be for no less than a stated minimum number of shares.

               E.          An option shall not be transferable or assignable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying requirements determined by the Company (including, but not limited to, provisions concerning type and form of benefit, amount of payment, time of distribution), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order.  Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

               F.          The Company may require any optionee, or any person to whom an option is transferred under subsection 5(e), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock.  These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

               G.          Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

XXII.     COVENANTS OF THE COMPANY.

               A.          During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

               B.          The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

XXIII. USE OF PROCEEDS FROM STOCK.

               Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

XXIV. MISCELLANEOUS.

               A.          Neither an optionee nor any person to whom an option is transferred under subsection 5(e) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

               B.          Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company’s fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

               C.          Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Subsidiary or shall affect any right of the Company, its Board or shareholders or any Subsidiary or its Board or shareholders to terminate the service of any Non-Employee Director with or without cause.

               D.          No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through such Non-Employee Director, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for such Non-Employee Director pursuant to an option granted to such Non-Employee Director.

               E.          In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

XXV.  RESTRICTIONS ON SHARES; NOTIFICATION OF SALE.

               A.          Each Stock Option Agreement shall contain an agreement by the optionee that if he or she at any time contemplates the disposition of any of the stock acquired pursuant to the Plan, he or she shall first notify the Company of such proposed disposition and shall thereafter cooperate with the Company in complying with all applicable requirements of law which, in the opinion of the Company, must be satisfied prior to the making of such disposition.

               B.          The Stock Option Agreements setting forth the terms and conditions of options granted under this Plan may require that a participant acquire common stock upon exercise only for investment and not for resale or distribution, and restrict transfer of the common stock so received as may be necessary under applicable securities laws.

XXVI.  ADJUSTMENTS OR CHANGES IN STOCK.

               A.          In the event that the outstanding shares of common stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, dividend payable in common stock, or acquisition, or any similar transaction, in which the Company receives no additional consideration other than shares or other securities, appropriate adjustment shall be made by the Board in the number and kind of shares for the purchase of which options may be granted under the Plan.  In addition, the Board shall make appropriate adjustment in the number and kind of shares as to which outstanding options or portions thereof then unexercised, shall be exercisable, so that any participant’s proportionate interest in the Company by reason of rights under unexercised portions of such option shall be maintained as before the occurrence of such event.  Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment, if necessary, in the option price per share.

               B.          In the event of a dissolution or liquidation of the Company, a merger, consolidation, acquisition, or other reorganization involving the Company or a principal subsidiary, in which the Company or such principal subsidiary is not the surviving or resulting corporation, or a sale by the Company of all or substantially all of its assets, the Board shall cause the termination of all options outstanding hereunder as of the effective date of such transaction; provided, however, that not less than thirty (30) days written notice of the expected effective date of such transaction shall be given to each optionee, the shares of all options held by each optionee which have not previously forfeited shall immediately become fully vested, and each optionee shall have the right, on the effective date of such termination, to exercise his or her option as to all or any part of the shares covered thereby, including shares as to which such option would not otherwise be exercisable.  In any event, the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender options to purchase its shares on its terms and conditions.

XXVII. AMENDMENT OF THE PLAN.

               A.          The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.  Except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

1. increase the number of shares which may be issued under the Plan;

               2.          modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or,

3. modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3.

               B.          Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

XXVIII. TERMINATION OR SUSPENSION OF THE PLAN.

               A.          The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 16, 2013.  No options may be granted under the Plan while the Plan is suspended or after it is terminated.

               B.          Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

               C.          The Plan shall terminate upon the occurrence of any of the events described in subsection 10(b) above.

XXIX.    EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

               A.          The Plan shall become effective upon adoption by the Board, subject to the condition subsequent that the Plan is approved by the shareholders of the Company.

               B.          No option may be granted under the Plan unless and until the condition of subsection 13(a) above has been met.

XXX.     FINANCIAL INFORMATION.

               A.          The Company shall annually deliver financial statements of the Company to all optionees to whom such delivery is required by Section 260.140.46 of the California Code of Regulations, or successor statute or regulation.

REVOCABLE PROXY	EPIC BANCORP
ANNUAL MEETING OF SHAREHOLDERS—JUNE 20, 2005

          The undersigned shareholder(s) of Epic Bancorp (the “Company”) hereby appoints, constitutes and nominates Kit M. Cole and Carolyn  B. Horan, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California on Monday,  June 20 , 2005 at 5:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.

Election of Directors.  To elect the following five (5) persons to the Board of Directors of the Company to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and qualified:

Allan G. Bortel; Kit M. Cole; Carolyn B. Horan; Richard W. Smith; William Jeffery Tappan

	☐	FOR all nominees listed above (except as marked to the contrary)				☐ WITHHOLD AUTHORITY to vote for all nominees listed above

A shareholder may withhold authority to vote for any nominees by lining through or otherwise striking out the name of such nominee.

2.		To approve an amendment to the Employee Incentive Stock Option and Stock Appreciation Right Plan.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.		To approve an amendment to 2003 Non-Employee Directors’ Stock Option Plan.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

4.		Ratification of Auditors. To ratify the appointment of Vavrinek, Trine, Day & Company LLP as independent public accountants for the Company for its 2005 fiscal year.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

5.		Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

          The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4. If any other business is properly presented at the Annual Meeting, this Proxy shall be voted in accordance with the judgment of the proxy holders.  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, the Proxy will be voted for all of the nominees for director named on this Proxy Card and For Proposals 2, 3 and 4.  This Proxy also vests discretionary authority to cumulate votes. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its use.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

Date:

Signature(s)

Number of Shares

I (We) will ☐ will not ☐ attend the Annual Meeting in person

NOTE: Please sign your full name. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.